Exhibit 10.1



                          BANCO POPULAR DE PUERTO RICO     dc02/42521
                                 LOAN AGREEMENT

     THIS AGREEMENT is made this 21st day of October 1996 between H.E.LOCKHART MANAGEMENT, INC., a Virgin Islands corporation qualified to do business in the U.S. Virgin Islands, with its mailing address at P.O. Box 7020, St. Thomas, U.S. Virgin Islands 00801 and a physical address at No. 44 Estate Thomas, St. Thomas, U.S. Virgin Islands (hereinafter referred to as the "Borrower") and BANCO POPULAR DE PUERTO RICO, a commercial banking institution whose mailing address is P.O. Box 8580, Charlotte Amalie, St. Thomas, U.S. Virgin Islands 00801 (hereinafter referred to as the "Bank"). RED HOOK PLAZA, INC. (hereinafter referred to as "RHP")), GOLDEN ORANGE CENTERS, INC. ("GOC"), FORT MYLNER PROPERTIES, INC. ("FMP") and THE LOCKHART COMPANIES INCORPORATED ("LCI") each with a mailing address at P.O. Box 7020, St. Thomas, U.S. Virgin Islands 00801, and a physical address at No. 44 Estate Thomas, St. Thomas, U.S. Virgin Islands are hereinafter individually referred to as a "Guarantor" and collectively referred to as the"Guarantors." Each of the Guarantors joins in this Agreement for the purposes set forth on page 40 hereof.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the parties hereto agree as follows:

     1.  REPRESENTATIONS AND WARRANTIES.

     A.  The Borrower represents, covenant and warrants that:

          1.1 Existence and Power. Borrower is a corporation duly organized, validly existing and in good standing under the laws of the U.S. Virgin Islands, is duly licensed and authorized to do business in the U.S. Virgin Islands, and has the full authority and legal right to develop, lease, own and operate the Borrower Property (as defined herein). The Borrower has the power to own its property and assets and is authorized to carry on its business as it is now being conducted in any jurisdiction where its business is being conducted.

          1.2 Corporate Authority. The making and performance by Borrower of this Agreement has been duly authorized by all necessary action and will not violate any provision of law or its Articles of Incorporation or By-Laws, as amended, or result in


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the breach of, or constitute a default  under,  or result in the creation of any lien, charge or encumbrance upon any property or assets of the Borrower pursuant to any indenture or bank loan or credit agreement, or other agreement or instrument to which the Borrower is a party or by which the Borrower or its property may be bound or affected. The Borrower has the power to enter into and carry out each Loan Document to which it is or may become a party and to borrower hereunder and has taken all necessary action to authorize the borrowing of the Loans upon the terms of this Agreement and to authorize the execution, delivery and performance of each Loan Document to which it is or may become a party. This Agreement, the Notes and those of the Loan Documents to which the Borrower is presently a party constitute, and the other such Loan Documents yet to be executed by Borrower will, upon execution, constitute valid and legally binding obligations of the Borrower, generally enforceable against the Borrower. The making and performance of this Agreement, the Notes and the Loan Documents to which the borrower is or may become a party do not and will not violate in any respect or result in a breach of any provision of (1) any applicable law or regulation or any order or decree of any government authority, agency or court or (2) the laws and documents incorporation and/or constituting the Borrower or
(3) any mortgage, contract or other undertaking or instrument to which the Borrower is a party or which is binding upon the Borrower or any of its assets.

     1.3 Financial Condition. The most recent balance sheet of the Borrower, the statements of income and loss and surplus of the Borrower for the period ending on those dates and other related information heretofore furnished to the Bank are complete and correct and fairly present the financial condition of the Borrower as at the dates of said balance sheet and the results of operations for the period ending on said dates and as of the date(s) such other financial information was provided. To the best of the Borrower's knowledge and belief, the Borrower has no contingent obligations, liabilities for taxes, or unusual forward or long term commitments, except as herein specifically mentioned, not disclosed by, or reserved against, in said balance sheet, and, at the present time, there are no material unrealized or anticipated losses from any unfavorable commitments of the Borrower. Said financial statements have been prepared in accordance with generally accepted accounting principles and practices consistently maintained by the Borrower throughout the period involved. Since the dates of such financial statements, and since the date of the other financial information provided to the Bank, there have been no material adverse changes in the financial condition of the Borrower from that set forth in said balance sheet or in said other financial information as at the date thereof.

         1.4 Titles; Liens. The Borrower has good and marketable title to each of the fixed properties and assets reflected in its balance sheet and the property encumbered by Borrower as security for the Loans is free and clear of all mortgages, liens and encumbrances, except:

               i) liens, if any, for current taxes, assessments and governmental charges not delinquent or whose validity is being contested at the time in good faith and by appropriate proceedings, and covenants, restrictions, rights, easements, liens, encumbrances and minor irregularities in title which, in its opinion, do not and will not interfere with the occupation, use and enjoyment of


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such  properties  and  assets in the  normal  course of  business  as  presently conducted or planned or materially impair the value of such properties and assets for the purpose of such business;

               ii) mortgages, liens and encumbrances in favor of the Bank; and

               iii) leases described on Schedule "A" hereto.

          1.5 The Borrower Property. The Borrower has exclusive good and marketable fee simple interest in the real property described on Schedule "B" hereto (the "Borrower Property") and there are no encumbrances, restrictions or covenants of record which would prevent or otherwise affect the development, leasing, occupancy an operation of the Borrower Property.

          1.6 Litigation. Except as heretofore disclosed by the Borrower to the Bank in writing, there are no actions, suits, or proceedings pending or to the knowledge of the Borrower threatened against or affecting the Borrower before any court or any governmental department or agency which may result in any material adverse change in the business or condition of the Borrower or the Borrower Property; to the best of Borrower's knowledge, after diligent inquiry and investigation, Borrower has complied with all applicable statutes and regulations of all governmental authorities having jurisdiction over the Borrower's property (including the Borrower Property) and the Borrower is not in default with respect to any order, writ, injunction, or decree of any court or governmental agency except for immaterial claims arising in the ordinary course of business.

          1.7 Business Licenses and Governmental Permits. The Borrower possesses all licenses, franchises, and permits necessary for the conduct of Borrower's business as now conducted, and for the development, operation and leasing of the Borrower Property without substantial known conflict with the rights of others.

          1.8 Use of Loan Proceeds. The proceeds of each of the Loans to be made by the Bank to the Borrower pursuant to the provisions of Section 2 hereof shall be applied solely for the purposes allowed for each of such Loans, said purposes being more fully described in Sections 2.6, 2.13, 2.20 and 2.28 hereof, respectively.

          1.9 Environmental Compliance. To the best of the Borrower's knowledge and belief, after diligent inquiry and investigation, the Borrower has duly complied with, and the Borrower Property and Borrower's business operations, assets, equipment, property, leaseholds or other facilities are in compliance with the provisions of all federal and territorial environmental, health, and safety laws, codes and ordinances, and all rules and regulations promulgated thereunder. To the best of Borrower's knowledge and belief, after diligent inquiry and investigation, the Borrower has been issued and will maintain all required federal and territorial permits, licenses, certificates, and approvals relating to (1) air emissions, (2) discharges to surface water or groundwater,
(3) noise emissions, (4) solid or liquid waste disposal, (5) the use, generation, storage, transportation or disposal of toxic or hazardous substances or wastes (intended hereby and hereafter to include any and all such material listed in any federal or territorial law, code or ordinance, and all rules and regulations promulgated thereunder, as hazardous or potentially hazardous), or
(6) other environmental, health, or safety matters. The Borrower has received no notice of, and neither knows of nor suspects, facts which might constitute any violations of any federal or territorial environmental, health, or safety laws, codes or ordinances, and any rules or regulations promulgated thereunder with respect to the Borrower Property or Borrower's business, operations, assets, equipment, property, leaseholds, or other facilities. To the best of Borrower's knowledge and belief,after diligent inquiry and investigation, except in accordance with a valid governmental permit, license, certificate or approval, there has been no emission, spill, release, or discharge into or upon (1) the air, (2) soils or any improvements located thereon, (3) surface water or groundwater, or (4) the sewer, septic system or waste treatment, storage or disposal system servicing the Borrower Property, of any toxic or hazardous substances or wastes at or from the Borrower Property; and accordingly, except for inventory of raw materials, supplies, work in progress and finished, that are to be used or sold in the ordinary course of business, the Borrower Property is free of all such toxic or hazardous substances or wastes. there has been no complaint, order, directive, claim, citation, or notice by any governmental authority or any person or entity with respect to (1) air emissions, (2) spills, releases, or discharges to soils or improvements located thereon, surface water, groundwater or the sewer, septic system or waste treatment, storage or disposal systems servicing the Borrower Property, (3) noise emissions, (4) solid or liquid waste disposal, (5) the use, generation, storage, transportation, or disposal of toxic or hazardous substances or waste, or (6) other environmental, health, or safety matters affecting the Borrower, the Borrower Property or Borrower's business, operations, assets, equipment, property, leaseholds, or other facilities. The Borrower has no indebtedness, obligation or liability, absolute or contingent, matured or not matured, with respect to the storage, treatment, cleanup, or disposal of any solid wastes, hazardous wastes, or other toxic or hazardous substances (including without limitation any such indebtedness, obligation or liability with respect to any current regulation, law or statute regarding such storage, treatment, cleanup, or disposal) which has not been previously disclosed to the Bank in writing.

     B. The Borrower and RHP represent, covenant and warrant that:

          1.10 Existence and Power. RHP is a corporation duly organized, validly existing and in good standing under the laws of the U.S. Virgin Islands, is duly licensed and authorized to do business in the U.S. Virgin Islands, and has the full authority and legal right to develop, lease, own and operate the RHP Property (as defined herein). RHP has the power to own its property and assets and is authorized to carry on its business as it is now being conducted in any jurisdiction where its business is being conducted.

         1.11 Corporate Authority. The making and performance by RHP of its obligations under this Agreement has been duly authorized by all necessary action and will not violate any provision of law or its Articles of Incorporation or By-Laws, as amended, or result in the breach of, or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any property or assets of RHP pursuant to any indenture or bank loan or credit agreement, or other agreement or instrument to which RHP is a party or by which RHP or its property may be bound or affected. RHP has the power to enter into and carry out each Loan Document to which it is or may become a party and has taken all necessary action to authorize the guaranteeing of the Loans upon the terms of this Agreement and to authorize the execution, delivery and performance of each Loan Document to which it is or may become a party. This Agreement and those of the Loan Documents to which RHP is presently a party constitute, and the other such Loan Documents yet to be executed by RHP will, upon execution, constitute valid and legally binding obligations of RHP, generally enforceable against RHP. The making and performance of this Agreement and those of the Loan Documents to which RHP is or may become a party do not and will not violate in any respect or result in a breach of any provision of (1) any applicable law or regulation or any order or decree of any government authority, agency or court or (2) the laws and documents incorporating and/or constituting RHP or (3) any mortgage, contract or other undertaking or instrument to which the Borrower is a party or which is binding upon RHP or any of its assets.

          1.12 Financial Condition. The most recent balance sheet of RAP, the statements of income and loss and surplus of RHP for the period ending on these dates and other related information heretofore furnished to the Bank are complete and correct and fairly present the financial condition of RHP as at the dates of said balance sheet and the results of operations for the period ending on said dates and as of the date(s) such other financial information was provided. To the best of the Borrower's and RHP's knowledge and belief, RHP has no contingent obligations, liabilities for taxes, or unusual forward or long term commitments, except as herein specifically mentioned, not disclosed by, or reserved against, in said balance sheet, and, at the present time, there are no materia unrealized or anticipated losses from any unfavorable commitments of RHP. Said financial statements have been prepared in accordance with generally accepted accounting principles and practices consistently maintained by RHP throughout the period involved. Since the dates of such financial statements, and since the date of the other financial information provided to the Bank, there have been no material adverse changes in the financial condition of RHP from that set forth in said balance sheet or in said other financial information as at the date thereof.

          1.13 Titles; Liens. RHP has good and marketable title to each of the fixed properties and assets reflected in its balance sheet and the property encumbered by RHP as security for the Loans is free and clear of all mortgage, liens and encumbrances, except:

               i) liens, if any, for current taxes, assessments and governmental charges not delinquent or whose validity is being contested at the time in good faith and by appropriate proceedings, and covenants, restrictions, rights, easements, liens, encumbrances and minor irregularities in title which, in its opinion, do not and will not interfere with the occupation, use and enjoyment of such properties and assets in the normal course of business as presently conducted or planned or materially impair the value of such properties and assets for the purpose of such business;

               ii) mortgages, liens and encumbrances in favor of the Bank;

               iii) leases described on Schedule "C" hereto; and

               iv) encumbrances in favor of Sanford Grishman and Marilyn Grishman ("Grishman") more fully described on Schedule "D" hereto (the "Grishman Mortgage").

          1.14. The RHP Property. RHP has exclusive good and marketable fee simple interest in the real property described on Schedule "E" hereto (the "RHP Property") and there are no encumbrances, restrictions or covenants of record which would prevent or otherwise affect the development, leasing, occupancy and operation of the RHP Property.

          1.15. Litigation. Except as heretofore disclosed by the Borrower or RHP to the Bank in writing, there are no actions, suits, or proceedings pending or to the knowledge of the Borrower or RHP threatened against or affecting RHP before any court or any governmental department or agency which may result in any material adverse change in the business or condition or FHP; to the best of Borrower's and RHP's knowledge, after diligent inquiry and investigation, RHP has complied with all applicable statues and regulations of all governmental authorities having jurisdiction over RHP's property and RHP is not in default with respect to any order, writ, injunction, or decree of any court or governmental agency except for immaterial claims arising in the ordinary course of business.

           1.16 Business Licenses and Governmental Permits. RHP possesses or is in the process of obtaining all licenses, franchises, and permits necessary for the conduct of RHP's business as now conducted, and for the development, operation and leasing of the RHP Property without substantial known conflict with the rights of others.

           1.17. Environmental Compliance. To the best of the Borrower's and RHP's knowledge and belief, after diligent inquiry and investigation by each, RHP has duly complied with, and the RHP Property and RHP's business operations, assets, equipment, property, leaseholds or other facilities are in compliance with the provisions of all federal and territorial environmental, health, and safety laws, codes and ordinances, and all rules and regulations promulgated thereunder. To the best of the Borrower's and RHP's knowledge and belief, after diligent inquiry and investigation by each, RHP has been issued and will maintain all required federal and territorial permits, licenses, certificates, and approvals relating to (1) air emissions, (2) discharges to surface water or groundwater, (3) noise emissions, (4) solid or liquid waste disposal, (5) the use, generation, storage, transportation or disposal of toxic or hazardous substances or wastes (intended hereby and hereafter to include any and all such materials listed in any federal or territorial law, code or ordinance, and all rules and regulations promulgated thereunder, as hazardous or potentially hazardous), or (6) other environmental, health, or safety matters. RHP has received no notice of, and neither knows of nor suspects, facts which might constitute any violations of any federal or territorial environmental, health, or safety laws, codes or ordinances, and any rules or regulations promulgated thereunder with respect to the RHP Property or THP's business, operations, assets, equipment, property, leaseholds, or other facilities. To the best of the Borrower's and RHP's knowledge and belief, after diligent inquiry and investigation by each, except in accordance with a valid governmental permit, license, certificate or approval, there has been no emission, spill, release, or discharge into or upon
(1) the air, (2) soils or any improvements located thereon, (3) surface water or groundwater, or (4) the sewer, septic system or waste treatment, storage or disposal system servicing the RHP Property, of any toxic or hazardous substances or wastes at or from the RHP Property; and accordingly, except for inventory of raw materials, supplies, work in progress and finished, that are to be used or sold in the ordinary course of business, the RHP Property is free of all such toxic or hazardous substances or wastes. there has been no complaint, order, directive, claim, citation, or notice by any governmental authority or any person or entity with respect to (1) air emissions, (2) spills, releases, or discharges to soils or improvements located thereon, surface water, groundwater or the sewer, septic system or waste treatment, storage or disposal systems servicing the RHP Property, (3) noise emissions, (4) solid or liquid waste disposal, (5) the use, generation, storage, transportation, or disposal of toxic or hazardous substances or waste, or (6) other environmental, health, or safety matters affecting RHP, the RHP Property or RHP's business, operations, assets, equipment, property, leaseholds, or other facilities. RHP has no indebtedness, obligation or liability, absolute or contingent, matured or not matured, with respect to the storage, treatment, cleanup, or disposal of any solid wastes, hazardous wastes, or other toxic or hazardous substances (including without limitation any such indebtedness, obligation or liability with respect to any current regulation, law or statute regarding such storage, treatment, cleanup, or disposal) which has not been previously disclosed to the Bank in writing.

     C. The Borrower and GOC represent, covenant and warrant that:

          1.18 Existence and Power. GOC is a corporation duly organized, validly existing and in good standing under the laws of the U.S. Virgin Islands, is duly licensed and authorized to do business in the U.S. Virgin Islands, and has the full authority and legal right to develop, lease, own and operate the GOC Property (as defined herein). GOC has the power to own its property and assets and is authorized to carry on its business as it is now being conducted in any jurisdiction where its business is being conducted.

          1.19 Corporate Authority. The making and performance by GOC of its obligations under this Agreement has been duly authorized by all necessary action and will not violate any provision of law or its Articles of Incorporation or By-Laws, as amended or result in the breach of, or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any property or assets of GOC pursuant to any indenture or bank loan or credit agreement, or other agreement or instrument to which GOC is a party or by which GOC or its property may be bound or affected. GOC has the power to enter into and carry out each Loan Document to which it is or may become a party and has taken all necessary action to authorize the guaranteeing of the Loans upon the terms of this Agreement and to authorize the execution, delivery and performance of each Loan Document to which it is or a become a party. This Agreement and those of the Loan Documents to which GOC is presently a party constitute, and the other such Loan Documents yet to be executed by GOC will, upon execution, constitute valid and legally binding obligations of GOC, generally enforceable against GOC. The making and performance of this Agreement and those of the Loan Documents to which GOC is or may become a party do not and will not violate in any respect or result in a breach of any provision of (1) any applicable law or regulation or any order or decree of any governmental authority, agency or court or (2) the laws and documents incorporating and/or constituting GOC or (3) any mortgage, contract or other undertaking or instrument to which the Borrower is a party or which is binding upon GOC or any of its assets.

          1.20 Financial Condition. The most recent balance sheet of GOC, the statements of income and loss and surplus of GOC for the period ending on those dates and other related information heretofore furnished to the Bank are complete and correct and fairly present the financial condition of GOC as at the dates of said balance sheet and the results of operations for the period ending on said dates and as of the date(s) such other financial information was provided. To the best of the Borrower's and GOC's knowledge and belief, GOC has no contingent obligations, liabilities for taxes, or unusual forward or long term commitments, except as herein specifically mentioned, not disclosed by, or reserved against, in said balance sheet, and, at the present time, there are no material unrealized or anticipated losses from any unfavorable commitments of GOC. Said financial statements have been prepared in accordance with generally accepted accounting principles and practices consistently maintained by GOC throughout the period involved. Since the dates of financial statements, and since the date of the other financial information provided to the Bank, there have been no material adverse changes in the financial condition of GOC from that set forth in said balance sheet or in said other financial information as at the date thereof.

          1.21 Titles; Liens. GOC has good and marketable title to each of the fixed properties and assets reflected in its balance sheet and the property encumbered by GOC as security for the Loans is free and clear of all mortgages, liens and encumbrances, except:

               i) liens, if any, for current taxes, assessments and governmental charges not delinquent or whose validity is being contested at the time in good faith and by appropriate proceedings, and covenants, restrictions, rights, easements, liens, encumbrances and minor irregularities in title which, in its opinion, do not and will not interfere with the occupation, use and enjoyment of such properties and assets in the normal course of business as presently conducted or planned or materially impair the value of such properties and assets for the purpose of such business;

               ii) mortgages, liens and encumbrances in favor of the Bank; and

               iii) leases described on Schedule "F" hereto.

          1.22 The GOC Property. GOC has exclusive good an marketable fee simple interest in the real property described on Schedule "G" hereto (the "'GOC
Property") and there are no encumbrances, restrictions or covenants of record which would prevent or otherwise affect the development, leasing, occupancy and operation of the GOC Property.

          1.23 Litigation. Except as heretofore disclosed by the Borrower or GOC to the Bank in writing, there are no actions, suits, or proceedings pending or to the knowledge of the Borrower or GOC threatened against or affecting GOC before any court or any governmental department or agency which may result in any material adverse change in the business or condition of GOC; to the best of Borrower's and GOC's knowledge, after diligent inquiry and investigation by each, GOC has complied with all applicable statutes and regulations of all governmental authorities having jurisdiction over GOC's property and GOC is not in default with respect to any order, writ, injunction, or decree of any court or governmental agency except for immaterial claims arising in the ordinary course of business.

          1.24. Business Licenses and Governmental Permits. GOC possesses or is in the process of obtaining all licenses, franchises, and permits necessary for the conduct of GOC's business as now conducted, and for the development, operation and leasing of the GOC Property without substantial known conflict with the rights of others.

          1.25 Environmental Compliance. To the best of the Borrower's and GOC's knowledge and belief, after diligent inquiry and investigation by each, GOC has duly complied with, and the GOC Property and GOC's business operations, assets, equipment, property, leaseholds or other facilities are in compliance with the provisions of all federal and territorial environmental, health, and safety laws, codes and ordinances, and all rules and regulations promulgated thereunder. To the best of the Borrower's and GOC's knowledge and belief, after diligent inquiry and investigation by each, GOC has been issued and will maintain all required federal and territorial permits, licenses, certificates, and approvals relating to (1) air emissions, (2) discharges to surface water or groundwater, (3) noise emissions, (4) solid or liquid waste disposal, (5) the use, generation, storage, transportation or disposal of toxic or hazardous substances or wastes (intended hereby and hereafter to include any and all such materials listed in any federal or territorial law, code or ordinance, and all rules and regulations promulgated thereunder, as hazardous or potentially hazardous), or (6) other environmental, health, or safety matters. GOC has received no notice of, and neither knows of nor suspects, facts which might constitute any violations of any federal or territorial environmental, health, or safety laws. codes or ordinances, and any rules or regulations promulgated thereunder with respect to the GOC Property or GOC's business, operations, assets, equipment, property, leaseholds, or other facilities. To the best of the Borrower's and GOC's knowledge and belief, after diligent inquiry and investigation by each, except in accordance with a valid governmental permit, license, certificate or approval, there has been no emission, spill, release, or discharge into or upon (1) the air (2) soils or any improvements located thereon,)3) surface water or groundwater, or (4) the sewer, septic system or waste treatment, storage or disposal system servicing the GOC Property, of any toxic or hazardous substances or wastes at or from the GOC Property; and accordingly, except for inventory of raw materials, supplies, work in progress and finished, that are to be used or sold in the ordinary course of business, the GOC Property is free of all such toxic or hazardous substances or wastes. There has been no complaint, order, directive, claim, citation, or notice by any governmental authority or any person or entity with respect to (1) air emissions, (2) spills, releases, or discharges to soils or improvements located thereon, surface water, groundwater or the sewer, septic system or waste treatment, storage or disposal systems servicing the GOC Property, (30 noise emissions, (4) solid or liquid waste disposal, (5) the use, generation, storage, transportation, or disposal of toxic or hazardous substances or waste, or (6) other environmental, health, or safety matters affecting GOC, the GOC Property or GOC's business, operations, assets, equipment, property, leaseholds, or other facilities. GOC has no indebtedness, obligation or liability, absolute or contingent, matured or not matured, with respect to the storage, treatment, cleanup, or disposal of any solid wastes, hazardous wastes, or other toxic or hazardous substances (including without limitation any such indebtedness, obligation or liability with respect to any current regulation, law or statute regarding such storage, treatment, cleanup, or disposal) which has not been previously disclosed to the Bank in writing.

     D. The Borrower and FMP represent, covenant and warrant that:

          1.26 Existence and Power. FMP is a corporation duly organized, validly existing and in good standing under the laws of the U.S. Virgin Islands, is duly licensed and authorized to do business in the U.S. Virgin Islands, and has the full authority and legal right to develop, lease, own and operate the FMP Property (as defined herein). The FMP has the power to own its property and assets and is authorized to carry on its business as it is now being conducted in any jurisdiction where its business is being conducted.

          1.27 Corporate Authority. The making and performance by FMP of its obligations under this Agreement has been duly authorized by all necessary action and will not violate any provision of law or its Articles of Incorporation or By-Laws, as amended, or result in the breach of, or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any property or assets of FMP pursuant to any indenture or bank loan or credit agreement, or other agreement or instrument to which FMP is a party or by which FMP or its property may be bound or affected. FMP has the power to enter into and carry out each Loan Document to which it is or may become a party and has taken all necessary action to authorize the guaranteeing of the Loans upon the terms of this Agreement and to authorize the execution, delivery and performance of each Loan Document to which it is or may become a party. This Agreement and those of the Loan Documents to which FMP is presently a party constitute, and the other such Loan Documents yet to be executed by FMP will upon execution, constitute valid and legally binding obligations of FMP, generally enforceable against FMP. The making and performance of this Agreement and those of the Loan Documents to which FMP is or may become a party do not and will not violate in any respect o result in a breach of any provision of (1) any applicable law or regulation or any order or decree of any government authority, agency or court or (2) the laws and documents incorporating and/or constituting FMP or (3) any mortgage, contract or other undertaking or instrument to which the Borrower is a party or which is binding upon FMP or any of its assets.

          1.28 Financial Condition. The most recent balance sheet of FMP, the statements of income and loss and surplus of FMP for the period ending on those dates and other related information heretofore furnished to the Bank are complete and correct and fairly present the financial condition of FMP as at the dates of said balance sheet and the results of operations for the period ending on said dates and as of the date(s) such other financial information was provided. To the best of the Borrower's and FMP's knowledge and belief, FMP has no contingent obligations liabilities for taxes or unusual forward or long term commitments, except as herein specifically mentioned, not disclosed by, or reserved against, ins aid balance sheet, and, at the present time, there are no material unrealized or anticipated losses from any unfavorable commitments of FMP. Said financial statements have been prepared in accordance with generally accepted accounting principles and practices consistently maintained by FMP throughout the period involved. Since the dates of such financial statements, and since the date of the other financial information provided to the Bank, there have been no material adverse changes in the financial condition of FMP from that set forth in said balance sheet or in said other financial information as at the date thereof.

          1.29 Titles; Liens. FMP has good and marketable title to each of the fixed properties and assets reflected in its balance sheet and the property encumbered by FMP as security for the Loans is free and clear of all mortgages, liens and encumbrances, except:

               i) liens, if any, for current taxes, assessments, and governmental charges not delinquent or whose validity is being contested at the time in good faith and by appropriate proceedings, and covenants, restrictions, rights, easements, liens, encumbrances and minor irregularities in title which, in its opinion, do not and will not interfere with the occupation, use and enjoyment of such properties and assets in the normal course of business as presently conducted or planned or materially impair the value of such properties and assets for the purpose of such business;

               ii) mortgages, liens and encumbrances in favor of the Bank; and

               iii) leases described on Schedule"H" hereto.

          1.30 The FMP property. FMP has exclusive good and marketable fee simple interest in the real property described on Schedule "I" hereto (the "FMP Property") and there are no encumbrances, restrictions or covenants of record which would prevent or otherwise affect the development, leasing, occupancy and operation of the FMP Property.

          1.31 Litigation. Except as heretofore disclosed by the Borrower or FMP to the Bank in writing, there are no actions, suits, or proceedings pending or to the knowledge of the Borrower or FMP threatened against or affecting FMP before any court or any governmental department or agency which may result in any material adverse change in the business or condition of FMP; to the best of Borrower's and FMP's knowledge, after diligent inquiry and investigation by each, FMP has complied with all applicable statutes and regulations of all governmental authorities having jurisdiction over FMP's property and FMP is not in default with respect to any order, writ, injunction, or decree of any court of governmental agency except for immaterial claims arising in the ordinary course of business.

          1.32 Business Licenses and Governmental Permits. FMP possesses all licenses, franchises, and permits necessary for the conduct of FMP's business as not conducted, and for the development, operation and leasing of the FMP Property without substantial known conflict with the rights of others.

          1.33 Environmental Compliance. To the best of the Borrower's and FMP's knowledge and belief, after diligent inquiry and investigation by each, FMP has duly complied with, and the FMP Property and FMP's business operations, assets, equipment, property, leaseholds or other facilities are in compliance with the provisions of all federal and territorial environmental, health, and safety laws, codes and ordinances, and all rules and regulations promulgated thereunder. To the best of the Borrower's and FMP's knowledge and belief, after diligent inquiry and investigation by each, FMP has been issued and will maintain all required federal and territorial permits, licenses, certificates, and approvals relating to (1) air emissions, (2) discharges to surface water or groundwater, (3) noise emissions, (4) solid or liquid waste disposal, (5) the use, generation, storage, transportation or disposal of toxic or hazardous substances or wastes (intended hereby and hereafter to include any and all such materials listed in any federal or territorial law, code or ordinance, and all rules and regulations promulgated thereunder, as hazardous or potentially hazardous), or (6) other environmental, health, or safety matters. FMP has received no notice of, and neither knows of nor suspects, facts which might constitute any violations of any federal or territorial environmental, health, or safety laws. codes or ordinances, and any rules or regulations promulgated thereunder with respect to the FMP Property or FMP's business, operations, assets, equipment, property, leaseholds, or other facilities. To the best of the Borrower's and FMP's knowledge and belief, after diligent inquiry and investigation by each, except in accordance with a valid governmental permit, license, certificate or approval, there has been no emission, spill, release, or discharge into or upon (1) the air (2) soils or any improvements located thereon, (3) surface water or groundwater, or (4) the sewer, septic system or waste treatment, storage or disposal system servicing the FMP Property, of any toxic or hazardous substances or wastes at or from the FMP Property; and accordingly, except for inventory of raw materials, supplies, work in progress and finished, that are to be used or sold in the ordinary course of business, the FMP Property is free of all such toxic or hazardous substances or wastes. There has been no complaint, order, directive, claim, citation, or notice by any governmental authority or any person or entity with respect to

(1) air emissions, (2) spills, releases, or discharges to soils or improvements located thereon, surface water, groundwater or the sewer, septic system or waste treatment, storage or disposal systems servicing the FMP Property, (30 noise emissions, (4) solid or liquid waste disposal, (5) the use, generation, storage, transportation, or disposal of toxic or hazardous substances or waste, or (6) other environmental, health, or safety matters affecting FMP, the FMP Property or FMP's business, operations, assets, equipment, property, leaseholds, or other facilities. FMP has no indebtedness, obligation or liability, absolute or contingent, matured or not matured, with respect to the storage, treatment, cleanup, or disposal of any solid wastes, hazardous wastes, or other toxic or hazardous substances (including without limitation any such indebtedness, obligation or liability with respect to any current regulation, law or statute regarding such storage, treatment, cleanup, or disposal) which has not been previously disclosed to the Bank in writing.

     E. The Borrower and LCI represent, covenant and warrant that:

          1.34 Existence and Power. LCI is a corporation duly organized, validly existing and in good standing under the laws of the U.S. Virgin Islands and is duly licensed and authorized to do business in the U.S. Virgin Islands. The Borrower has the power to own its property and assets and is authorized to carry on its business as it is now being conducted in any jurisdiction where its business is being conducted.

          1.35 Corporate Authority. The making and performance by LCI of its obligations under this Agreement has been duly authorized by all necessary action and will not violate any provision of law or its Articles of Incorporation of By-Laws, as amended, or result in the breach of, or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any property or assets of LCI pursuant to any indenture or bank loan or credit agreement, or other agreement or instrument to which LCI is a party or by which LCI or its property may be bound or affected. LCI has the power to enter into and carry out each Loan Document to which it is or may become a party and has taken all necessary action to authorize the guaranteeing of the Loans upon the terms of this Agreement and to authorize the execution, delivery and performance of each Loan Document to which it is or may become a party. This Agreement and those of the Loan Documents to which LCI is presently a party constitute, and the other such Loan Documents yet to be executed by LCI will, upon execution, constitute valid and legally binding obligations of LCI, generally enforceable against LCI. The making and performance of this Agreement and those of the Loan Documents to which LCI is or may become a party do not and will not violate in any respect or result in a breach of any provision of (1) any applicable law or regulation or any order or decree of any government authority, agency or court of (2) the laws and documents incorporating and/or constituting LCI or (3) any mortgage, contract or other undertaking or instrument to which LCI is a party or which is binding upon LCI or any of its assets.

          1.36 Financial Condition. The most recent balance sheet of LCI, the statements of income and loss and surplus of LCI for the period ending on those dates and other related information heretofore furnished to the Bank are complete and correct and fairly present the financial condition of LCI as at the dates of said balance sheet and the results of operations for the period ending on said dates and as of the date(s) such other financial information was provided. To the best of LCI's knowledge and belief, LCI has no contingent obligations, liabilities for taxes, or unusual forward or long term commitments, except as herein specifically mentioned, not disclosed by, or reserved against, in said balance sheet, and, at the present time, there are no material unrealized or anticipated losses from any unfavorable commitments of LCI. Said financial statements have been prepared in accordance with generally accepted accounting principles and practices consistently maintained by LCI throughout the period involved. Since the dates of such financial statements, and since the date of the other financial information provided to the Bank, there have been no material adverse changes in the financial condition of LCI from that set forth in said balance sheet or in said other financial information as at the date thereof.

          1.37 Titles: Liens. LCI has good and marketable title to each of the fixed properties and assets reflected in its balance sheet and the Mortgage Property encumbered by Borrower and the other Guarantors as security for the Loans is free and clear of all mortgages, liens and encumbrances except as expressly set forth or permitted herein.

          1.38 Litigation. Except as heretofore disclosed by the Borrower of LCI to the Bank in writing, there are no actions, suits, or proceedings pending or to the knowledge of LCI threatened against or affecting the Borrower before any court or any governmental department or agency which may result in any material adverse change in the business or condition of LCI; to the best of Borrower's and LCI's knowledge after diligent inquiry and investigation, LCI has complied with all applicable statutes and regulations of all governmental authorities having jurisdiction over LCI's property and LCI is not in default with respect to any order, writ, injunction, or decree of any court or governmental agency except for immaterial claims arising in the ordinary course of business.

          1.39 Business Licenses and Governmental Permits. LCI possesses all licenses, franchises, and permits necessary for the conduct of LCI's business as now conducted without substantial known conflict with the right of others.

          1.40 Environmental Compliance. To the best of LCI's knowledge and belief, after diligent inquiry and investigation, the representations set forth in Sections 1.17,1.25 and 1.33 hereof are true and correct in all material respects.

     F. Survival. The representations and warranties of the Borrower and the Guarantors in this Section 1 shall survive the entering into of this Agreement and the making of the Loans and shall be deemed to be repeated at all times so long as any of the Notes or the Loan Documents are in force or any amount outstanding under any of the Notes or the Loan Documents is unpaid as if made at and as of each such time with reference to the facts and circumstances then subsisting.

     2. THE AGREEMENT TO LEND; THE LOAN. The Bank agrees, on the terms and conditions set forth in this Agreement, to extend to the Borrower four (4) loans, in the aggregate principal sum of TWENTY-FIVE MILLION FIVE HUNDRED THOUSAND DOLLARS ($25,500,000.00) (hereinafter collectively the "Loans"), as follows:

                                INSTALLMENT LOAN

          2.1 Amount. The Bank agrees, on the terms and conditions of this Agreement, to extend to Borrower a loan in the principal sum not to exceed FOURTEEN MILLION SIX HUNDRED THOUSAND DOLLARS ($14,600,000.00) (the "Installment Loan"), which the Borrower hereby accepts.

          2.2 Type. The Installment Loan shall be in the form of a three(3) year installment loan based upon a twenty-five (25) year amortization schedule payable in consecutive monthly installments commencing after an initial interest-only payment period as set forth hereinbelow.

          2.3 Interest Rate. The Installment Loan shall bear interest on the principal sum advanced and outstanding at a per annum rate equal to one-half of one percent (0.5%) above the prime rate as it varies (any change in interest resulting from the change in the prime rate is to be effective at the beginning of the day on which each such change in the prime rate is announced), calculated daily on a three hundred sixty (360) day basis. The term "prime rate" as used herein means that rate of interest from time to time announced by The Chase Manhattan Bank, N.A. ("Chase") at its principal offices in New York, New York as its commercial loan prime rate. The prime rate is not necessarily the lowest rate of interest charged by Chase or the Bank with respect to extension of credit, commercial or otherwise. There shall be a past due interest rate of two percent (2.0%) over prime as it varies on all principal and interest not paid within ten (10) days of the date when due, interest to accrue from the due date in the event of a failure to pay within such ten (10) day period.

          2.4  Repayment.

               i) Interest only, calculated in the manner and at the rate set forth in Section 2.3 above, shall be payable by the Borrower monthly commencing on November 1, 1996 and continuing on the same day of each month thereafter through April 1, 1997. Thereafter, and subject to the right of the Bank to adjust the monthly installment amount as provided in Section 2.4(ii) below, the Borrower shall repay the Installment Loan in thirty-six (36) consecutive monthly installments of principal and interest commencing May 1, 1997 and continuing on the same date of each month thereafter as follows: thirty-five (35) consecutive monthly installments of One Hundred Twenty-Five Thousand Thirty-One and & 75/100 Dollars ($125,031.75) and thirty-sixth (36th) and final installment of the principal sum then outstanding, together with all interest to the date of said final payment. The monthly installment payment set forth above is based upon amortization of a loan of $14,600,000.00 bearing interest at the fixed rate of nine and one-quarter percent (9.25%) per annum in three hundred (300) equal monthly installments, notwithstanding the thirty-sic (36) month term for repayment of the Installment Loan which commences May 1, 1997. A copy of the amortization schedule for the Installment Loan is attached hereto as Schedule "J". As the Installment Loan bears a variable interest rate, allocations to principal and interest from each monthly installment payment will vary depending upon actual interest rate calculations for the month and will affect the amount of the final installment due on April 1, 2000. The Borrower expressly acknowledges that a substantial principal amount will remain due on the Loan and shall be payable on the thirty-sixth (36th) installment payment date (April 1, 2000). The Borrower further acknowledges that the Bank's obligation to either refinance the balloon payment due on the thirty-sixth (36th) installment payment date or to extend the due date of the balloon payment is subject to the terms set forth in Section
2.41 hereof.

               ii) Right of the Bank to Adjust Installment Amount. The amount of the monthly installments described in Section 2.4(i) above shall be adjusted by the Bank from time to time to avoid negative amortization. The Bank shall notify the borrower of the adjusted monthly installment amount by written notice to the Borrower (the "Adjustment Notice"). The adjusted monthly installment amount shall be calculated by the Bank to increase the monthly payment to an amount equal to monthly interest accrued on the outstanding principal amount of the Installment Loan as of the Adjustment Date at an assumed fixed rate of interest equal to the interest rate then in effect (calculated as set forth in Section
2.3 above). The adjusted monthly installment amount shall be payable commencing on the first (1st) day of the first (1st) full month following the date of the Adjustment Notice (the "Adjustment Date"), notwithstanding Borrower's later receipt of such notice, and shall remain in effect until subsequently adjusted by the Bank.

          2.5 Place of Payment. The said principal and interest shall be payable at the office of the Bank in Charlotte Amalie, St. Thomas, U.S. Virgin Islands, or at such other place as the holder may from time to time designate in writing.

          2.6 Purpose. The purpose of the Installment Loan is as follows:

               i)  Approximately   Ten  Million  One  Hundred  Thousand  Dollars
($10,100,000.00) is to be used to partially liquidate

BANCO POPULAR DE PUERTO RICO Loan No. 0790559-2001, the proceeds of which were advanced to Borrower to capitalize GOC and FMP to assist in funding FMP's and GOC's acquisition of the GOC Property and FMP Property on or about June 27, 1996; and

               ii) Approximately One Million Six Hundred Sixty-Two Thousand Dollars ($1,662,000.00) is to be utilized to liquidate BANCO POPULAR DE PUERTO RICO Loan No(s). 0790559-1001 and 0799559-9003, which loan(s) were advanced to Borrower to fund costs of Borrower's ownership and operation of the project commonly known as Drake's Passage; and

               iii) Approximately Four Hundred Thousand Dollars ($400,000.00) is to be utilized for liquidation of Borrower's mortgage obligations to Drake's Passage Limited Partnership under instruments dated November 16, 1990; and

               (iv) Approximately One Million Eight Hundred Ninety-Five Thousand ($1,895,000.00) is to be utilized to liquidate BANCO POPULAR DE PUERTO RICO Loan No. 0790559-0001, which loan was advanced to Borrower to fund costs of Borrower's ownership, development and operation of the project commonly known as Grand Hotel; and

               (v) Approximately Five Hundred Forty-Three Thousand Dollars ($543,000.00) is to be utilized by Borrower to fund closing costs associated with the Loans.

          2.7 The Installment Note. The Installment Loan shall be evidenced by the mortgage note of the Borrower (the "Installment Note"), dated the date hereof, due and payable to the order of the Bank as therein set forth.


                                    TERM LOAN

          2.8 Amount. The Bank agrees, on the terms and conditions of this Agreement, to extend to Borrower a loan in the principal sum not to exceed FOUR MILLION FIVE HUNDRED THOUSAND DOLLARS ($4,500,000.00) (the "Term Loan"), which the Borrower hereby accepts.

          2.9 Type. The Term Loan shall be in the form of a three(3) year installment loan based upon a twenty-give (25) year amortization schedule payable in consecutive monthly installments
commencing  after  an  initial   interest-only   payment  period  as  set  forth
hereinbelow.

          2.10 Interest Rate. The Term Loan shall bear interest on the principal sum advanced and outstanding at a per annum rate equal to one-half of one percent (0.5%) above the prime rate as it varies (any change in interest resulting from the change in the prime rate is to be effective at the beginning of the day on which each such change in the prime rate is announced), calculated daily on a three hundred sixty (360) day basis. The term "prime rate" as used herein means that rate of interest from time to time announced by The Chase Manhattan Bank, N.A. ("Chase") at its principal offices in New York, New York as its commercial loan prime rate. The prime rate is not necessarily the lowest rate of interest charged by Chase or the Bank with respect to extension of credit, commercial or otherwise. There shall be a past due interest rate of two percent (2.0%) over prime as it varies on all principal and interest not paid within ten (10) days of the date when due, interest to accrue from the due date in the event of a failure to pay within such ten (10) day period.

          2.11 Repayment.

               i) Interest only, calculated in the manner and at the rate set forth in Section 2.10 above, shall be payable by the Borrower monthly commencing on November 1, 1996 and continuing on the same day of each month thereafter through April 1, 1997. Thereafter, and subject to the right of the Bank to adjust the monthly installment amount as provided in Section 2.11(ii) below, the Borrower shall repay the Term Loan in thirty-six (36) consecutive monthly installments of principal and interest commencing May 1, 1997 and continuing on the same date of each month thereafter as follows: thirty-five (35) consecutive monthly installments of Thirty-Eight Thousand Five Hundred Thirty-Seven and 18/100 Dollars ($38,537.18) and a thirty-sixth (36th) and final installment of the principal sum then outstanding, together with all interest to the date of said final payment. The monthly installment payment set forth above is based upon amortization of a Lola of $4,500,000.00 bearing interest at the fixed rate of nine and one-quarter percent (9.25%) per annum in three hundred (300) equal monthly installments, notwithstanding the thirty-six (36) month term for repayment of the Term Loan which commences May 1, 1997. A copy of the amortization schedule for the term Loan is attached hereto as Schedule "K". As the Term Loan bears a variable interest rate, allocations to principal and interest from each monthly installment payment will vary depending upon actual interest rate calculations for the month and will affect the amount of the final installment due on April 1, 2000. The Borrower expressly acknowledges that a substantial principal amount will remain due on the Loan and shall be payable on the thirty-sixth (36th) installment payment date (April 1, 200). The Borrower further acknowledges that the Bank's obligation to either refinance the balloon payment due on the thirty-sixth (36th) installment payment date or to extend the due date of the balloon payment is subject to the terms set forth in Section 2.41 hereof.

               ii) Right of the Bank to Adjust Installment Amount. The amount of the monthly installments described in Section 2.11(i) above shall be adjusted by the Bank from time to time to avoid negative amortization. The Bank shall notify the Borrower of the adjusted monthly installment amount by written notice to the Borrower (the "Adjustment Notice"). The adjusted monthly installment amount shall be calculated by the Bank to increase the monthly payment to an amount equal to monthly interest accrued on the outstanding principal amount of the Term Loan as of the Adjustment Date at an assumed fixed rate of interest equal to the interest rate then in effect (calculated as set forth in Section 2.10 above). The adjusted monthly installment amount shall be payable commencing on the first (1st) day of the first (1st) full month following the date of the Adjustment Notice (the "Adjustment Date"), notwithstanding Borrower's later receipt of such notice, and shall remain in effect until subsequently adjusted by the Bank.

           2.12 Place of Payment. The said principal and interest shall be payable at the office of the Bank in Charlotte Amalie, St. Thomas, U.S. Virgin Islands, or at such other place as the holder may from time to time designate in writing.

          2.13  Purpose.  The  purpose  of  the  Term  Loan  is as  follows:  i)
Approximately Three Million Seven Hundred Thirty-Five Thousand Dollars ($3,735,000.00) is to be utilized to liquidate BANCO POPULAR DE PUERTO RICO Loan No. 0790559-9001, which loan was advanced to Borrower t fund costs of Borrower's ownership, development and operation of the project commonly known as Lockhart Gardens Shopping Center; and ii) Approximately Seven Hundred Sixty-Five Thousand Dollars ($765,000.00) is to be utilized by Borrower to fund costs of design upgrades at the property commonly known as Lockhart Gardens Shopping Center incurred by Borrower to meet reconstruction standards required under the Uniform Building Code which were not otherwise covered by Borrower's Hurricane Marilyn insurance claim payments.

          2.14 The Term Note. The Term Loan shall be evidenced by the mortgage note of the Borrower (the "Term Note"), dated the date hereof, due and payable to the order of the Bank as therein set forth.

                                 LINE OF CREDIT

          2.15 Amount. The Bank agrees, on the terms and conditions of this Agreement, to extend the Borrower a non-revolving loan in a principal sum not to exceed On Million Dollars ($1,000,000.00) (herein the "Line of Credit"), which the Borrower hereby accepts.

          2.16 Type. The Line of credit shall be in the form of a One Million Dollars ($1,000,000.00) line of credit facility with the outstanding balance of principal due and payable on April 1, 2000. During the term of the Line of Credit, the Borrower, subject to the terms and provisions stated herein, shall have the right to repay all or any part of the principal balance outstanding from time to time. However, at no time during the term of the Line of Credit shall the principal sum outstanding on the Line of Credit exceed One Million Dollars ($1,000,000.00) nor shall principal payments made by Borrower be subject to re borrowing. The maturity date of the Line of Credit shall not be extended unless such extension is agreed to in writing by Bank, except as provided in subject to the provisions of Section 2.41 hereof. All payments shall be applied first to interest accrued on the Line of Credit and the remainder of the outstanding principal balance.

          2.17 Interest. The Line of Credit shall bear interest on the principal sum advanced and outstanding at a per annum rate equal to on-half of one percent (0.5%) above the prime rate as it varies (any change in interest resulting from the change in the prime rate is to be effective at the beginning of the day on which each such change in the prime rate is announced), calculated daily on a three hundred sixty (360) day basis. The term "prime rate" as used herein means that rate of interest from time to time announced by The Chase Manhattan Bank, N.A.

("Chase") as it principal offers in New York, New York as it commercial loan prim rate. The prime rate is not necessarily the lowest rate of interest charged by Chase or the Bank with respect to extension of credit, commercial or otherwise. There shall be a past du interest rate of two percent (2.0%) over prime as it varies on all principal and interest not paid within ten (10) days of the date when due, interest to accrue from the due date in the event of a failure to pay within such ten (10) day period.


          2.18 Repayment. The entire principal balance of the Line of Credit outstanding on April 1, 2000 shall be due and payable in full on such date, together with all interest accrued to date of such payment subject, however, to and with the benefit of all provisions set forth in Section 2.41 hereof.

          2.19 Place of Payment. The said principal and interest shall be payable at the office of Bank in Charlotte Amalie, St. Thomas, U.S. Virgin Islands, or at such other place as the holder may from time to time designate in writing.

          2.20 Purpose. The purpose of the Line of Credit is to provide funds to meet Borrower's working capital requirements and to liquidate the outstanding balance f BANCO POPULAR DE PUERTO RICO Loan No. 0790559-2001 not otherwise paid pursuant to Section 2.6(i) hereof.

          2.21 Obligation to Disburse. Notwithstanding anything to the contrary herein, the Bank shall have no obligation to disburse any portion of the Line of Credit hereunder if at the time of any request for such disbursement any material default shall exist under this Agreement or any of the Notes or the Loan Documents or if any circumstances shall exist at such time which with the passage of time, giving of notice, or both, would constitute a material default under this Agreement or any of the Notes or the Loan Documents. This determination by the Bank as to the existence of a material default shall be conclusive, notwithstanding any assertion by Borrower or any Guarantor that such default does not constitute a "material" default.

          2.22 The Line of Credit Note. The Line of Credit shall be evidenced by a non-revolving line of credit promissory note of the Borrower (herein called the "Line of Credit Note"), dated the date hereof, and payable to the order of the Bank as therein set forth.

                           CONSTRUCTION/PERMANENT LOAN

          2.23 Amount. The Bank agrees, on the terms and conditions of this Agreement, to extend to Borrower a loan in the principal sum not to exceed FIVE MILLION FOUR HUNDRED THOUSAND DOLLARS ($5,400,000.00) (the "Construction Loan"), which the Borrower hereby accepts.

          2.24 Type. The  Construction  Loan shall be in the form of an eighteen
(18) month installment loan based upon a twenty-five (25) year amortization schedule payable in consecutive monthly installments commencing after an initial interest-only payment period as set hereinbelow.

          2.25 Interest Rate. The Construction Loan shall bear interest on the principal sum advanced an outstanding at a per annum rate equal to one-half of one percent (0.5%) above the prime rate as it varies (any change in interest resulting from the change in the prime rate is to effective at the beginning of the day on which each such change in the prime rate is announced), calculated daily on a three hundred sixty (60) day basis. The term "prime rate" as used herein means that rate of interest from time to time announced by The Chase Manhattan Bank, N.A. ("Chase") at its principal offices in New York, New York as its commercial loan prime rate. The prime rate is not necessarily the lowest rate of interest charged by Chase or the Bank with respect to extension of credit, commercial or otherwise. There shall be a past due interest rate of two percent (2.0%) over prime as it varies on all principal and interest not paid within ten (10) days of the date when due, interest to accrue from the due date in the event of a failure to pay within such ten (10) day period.

          2.26  Repayment.

               i) Interest only on the principal sum outstanding, calculated in the manner and at the rate set forth in Section 2.25 above, shall be payable by the Borrower monthly commencing on November 1, 1996 and continuing on the sate day of each month thereafter through October 1, 1998. Thereafter, and subject to the right of the Bank to adjust the monthly installment amount as provided in
Section 2.6(ii) below, the Borrower shall repay the Construction Loan in eighteen (18) consecutive monthly installments of principal and interest commencing November 1, 1998 and continuing on the same date of each month thereafter as follows: seventeen (17) consecutive monthly installments of Forty-Six Thousand Two Hundred Forty-Four and 62/100 Dollars (46,244.62) and an eighteenth (18) and final installment of the principal sum then outstanding, together with all interest to the date of said final payment. The monthly installment payment set forth above is based upon amortization of a loan of 5,400,000.00 bearing interest at the fixed rate of nine and one-quarter percent (9.25%) per annum in three hundred (300) equal monthly installments, notwithstanding the eighteen (18) moth term for repayment of the Construction Loan which commences November 1, 1998. A copy of the amortization schedule for the Construction Loan is attached hereto a Schedule "L". As the Construction Loan bears a variable interest rate, allocations to principal and interest from each monthly installment payment will vary depending upon actual interest rate calculations for the month and will affect the amount of the final installment due on April 1, 2000. The Borrower expressly acknowledges that a substantial principal amount will remain due on the Loan and shall be payable on the eighteenth (18th) installment payment date (April 1, 2000). The Borrower further acknowledges that the Bank's obligation to either refinance the balloon payment due on the eighteenth (18th) installment payment date or to extend the due date of the balloon payment is subject to the terms set forth in Section 2.41 hereof.

               ii) Right of the Bank to Adjust Installment Amount. The amount of the monthly installments described in Section 2.26(i) above shall be adjusted by the Bank from time to time to avoid negative amortization. The Bank shall notify the Borrower of the adjusted monthly installment amount by written notice to the Borrower (the "Adjustment Notice"). The adjusted monthly installment amount shall be calculated by the Bank to increase the monthly payment to an amount equal to monthly interest accrued on the outstanding principal amount on the Construction Loan as the Adjustment Date at an assumed fixed rate of interest equal to the interest rate then in effect (calculated as set forth in Section
2.25 above). The adjusted monthly installment amount shall be payable commencing on the first (1st) day of the first (1st) full month following the date of the Adjustment Notice (the "Adjustment Date"), notwithstanding Borrower's late receipt of such notice, and a shall remain in effect until subsequently adjusted by the Bank.

          2.27 Place of Payment. The said principal and interest shall be payable at the office of the Bank of Charlotte

Amalie, St. Thomas, U.S. Virgin Islands, or at such other place as the holder may from time to time designate in writing.

          2.28 Purpose. The purpose of the Construction Loan is as follows:

               i) An amount not to exceed Four Million Dollars ($4,000,000.00) to fund the cost of construction of Phase II of Lockhart Gardens (the "Lockhart Gardens Phase II Project"). The Lockhart Gardens Phase II Project consists of the reconstruction and reconfiguration of the improvements located on Parcel No. 1 Estate Thomas, 10th Street Subdivision; and

               ii) Approximate One Million Four Hundred Thousand Dollars ($1,400,000.00) of fund the cost of construction of Phase II of the Grand Hotel (the "Grand Hotel Phase II Project"). The Grand Hotel Phase II Project consists of the rehabilitation of western portion of the Grand Hotel consistent with the rehabilitation of the eastern portion of The Grand Hotel which was Phase I.

The Lockhart Gardens Phase II Project and the Grand Hotel Phase II Project are collectively referred to herein as the "Projects" and each is referred to as a "Project".

          2.29 The Construction Note. The Construction Loan shall be evidenced by the mortgage note of the Borrower (the "Construction Note"), dated the date hereof, due and payable to the order of the Bank as therein set forth.

          2.30 Allocation of Construction Loan Proceeds. Notwithstanding anything to the contrary ser forth therein, the maximum amount of proceeds of the Construction Loan which the Bank shall be obligated to disburse under any circumstances for each of the Projects described in Section 2.28 hereof shall be as follows:

               i) Lockhart Gardens Phase II Project - $4,000,000.00; and

               ii) Grand Hotel Phase II Project - $1,400,000.00.

The bank's obligation to advance any proceeds of the Construction Loan to the Borrower is subject to all terms and conditions set forth in this Agreement.

          2.31 Conditions Precedent to the Making of the First Advance of Construction Loan Proceeds for Each Project. The Bank shall make the first advance on the Construction Loan and under the Construction Note upon request by the Borrower, subject to the fulfillment to the satisfaction of the Bank of the following conditions, each of which shall apply with equal force and independently to the initial advance of Construction Loan proceeds for each of the Projects:

          2.31.1 Conditions of Lending. The Borrower shall have fulfilled all Conditions of Lending set forth in Section 4 of this Agreement.

          2.31.2 Title Insurance. The Bank shall have received an endorsement to the applicable title insurance policy referred to in Section 4.7, which endorsement shall indicate that the title company has continued its title examination to the date of the contemplated advance and that such examination has disclosed no lien, encumbrance or other exception to the title other than those previously reported to and approved by the Bank and shall insure the contemplated advance. The title company shall require any addition or updating of any survey referred to in Section 4.8, such addition or updating shall be furnished by the Borrower.

          2.31.3 Plans and Specifications. The Bank shall have received all plans and specifications for the Project (the "Plans and Specifications") together with any and all changes to said Plans and Specifications made to the date of the advance, each such change to have the written approval of the Borrower and the Bank.

          2.31.4 Supervisory Architect's Review and Report. The Supervisory Architect appointed by the Bank as provided in Section 10 hereof shall review all Plans and Specifications, and any other relevant material related to the Project prior to the making of the first advance related to such Project. The Bank shall have received the written opinion of the Supervisory Architect with regard to:

               i) general completeness of the Plans and Specifications,

               ii)  review of the design criteria,

               iii) compliance with all applicable Building Codes, Zoning Regulations and other laws requiring governmental permits for the development or construction of the Project, Systems for the Project,

               iv) adequacy of the Structural, Electrical and Mechanical

               v) adequacy of the Construction Agreement(s) with the contractor for the construction of the Project, and of the agreements for architects and/or engineers of record on the Project,

               vi) review and approval of the final budget submitted by Borrower with respect to the costs of the Project,

               vii) review of the adequacy of the insurance policies relating to the Project obtained by the Borrower, as further described in Sections 4. 12 and
7. 11 hereof,

               viii) review and approval of the survey, plot plan, and soil report provided by or on behalf of Borrower along with the Plans and Specifications; and

               ix) his satisfaction that: (i) the projected construction costs (both 'hard' and "soft") are in line with market conditions, (ii) the general economic viability of the Project is positive, and (iii) the projected fair market value of the Project upon completion of the construction will support payoff of the portion of the Construction Loan allocated to such Project and other sums secured by the Mortgage encumbering the real property upon which the Project is located.

          2.31.5 Assignment of Construction Documents. The Bank shall have received, as security for the Construction Loan, an Assignment of all permits, contracts, Plans and Specifications and other documentation related in any manner to the construction of the Project (the "Construction Documents"), duly executed by the Borrower, acknowledged by each contractor, architect and other professionals providing services in connection with the Project as the Bank shall require and otherwise in form and substance satisfactory to the Bank and its counsel and the Supervisory Architect.

          2.31.6 Work in Place. The Bank shall have received a report from its Supervisory Architect as to the value of the Project work in place. The Bank shall have received from the Borrower and the Borrower's Architect (who shall have first been approved by the Bank) a certificate covering those matters set forth in Section 2.32.4 hereof.

          2.31.7 Taxes and Permits. The Bank shall have received copies of all building and similar permits required in connection with the construction of the Project together with evidence that all fees for such permits have been paid. The Bank shall have received such written evidence as it may require that all applicable taxes, including but not limited to real property taxes, due or past due have been paid, subject to the rights of Borrower under Section 1.4(i) hereof.

          2.31.8 Cost Breakdown - Construction Schedule. The Bank shall have received from Borrower a projected development and construction cost breakdown of the Project, satisfactory to the Bank, itemizing projected amounts payable for each category of expense to be incurred or work to be performed and materiels to be supplied for the construction or marketing of the Project (the "Cash Flow Schedule"), along with a projected schedule for the progress of such construction (the "Construction Schedule").

          2.31.9 Third Party Approvals. The Bank shall have received such written approvals from such governmental agencies or other third parties as shall be necessary to effectuate an assignment of government permits and assignments of the construction documents described in Section 2.31.5 hereof, binding on said governmental agencies and other third parties.

          2.31.10 Draw Schedule. The Bank shall have received from the Borrower a construction draw schedule for the Project satisfactory to the Bank. The Borrower shall be entitled to request monthly installments not less than $25,000.00 in accordance with a draw schedule approved by the Bank based upon the Cash Flow Schedule. All construction advances shall be subject to verification as to the value of work completed on the Project and such advances shall be made at the reasonable discretion of the Bank.

          2.31.11 Materialmen. The Bank shall have received a list of the names of all contractors, trade contractors and materialmen intended by the Borrower to perform work or supply materials in connection with the development and construction of the Project, together with conformed copies all contracts and subcontracts for such work and material, all of the foregoing to be in form and substance satisfactory to the Bank and its counsel.

          2.31.12 No Event of Default. No material default shall exist under this Agreement or any of the Notes or any of the Loan Documents and no circumstances shall exist which, with the passage of time or the giving of notice, or both, would constitute a material default under this Agreement or any of the Notes or any of the Loan Documents. The determination by the Bank as to the existence of a material default shall be conclusive, notwithstanding any assertion by Borrower or any Guarantor that such default does not constitute a "material" default.

          2.31.13 Other Materials. The Bank shall have received all such other documents, instruments, certifications, authorizations and other materials as the Bank may reasonably require relating to the Project and the Project work.

          2.31.14 Specific Lease. Litigation and Bonding Requirements. The Bank shall have no obligation to make the initial advance of the Construction Loan Proceeds for the identified Project until the following additional conditions have been fulfilled by Borrower in a manner satisfactory to the Bank:

               i) The Bank shall have received evidence of the final and non-appealable resolution of all litigation relating to the use and occupancy of portions of Lockhart Gardens Shopping Center leased by Grand Union pursuant to a lease agreement noted in the applicable title policy delivered by Borrower pursuant to Section 4.7 hereof (the "Grand Union Lease") prior to any advance for the Lockhart Gardens Phase II Project;

               ii) The Borrower and Woolworth's shall have entered into a lease or tentative agreement on terms and conditions satisfactory to the Bank extending the term of the existing lease governing Woolworth's occupancy of space located at Lockhart Gardens Shopping Center beyond December 31, 2001 prior to any advance for the Lockhart Gardens Phase II Project;

               iii) The Borrower shall have entered into a lease of space or tentative agreement within the Lockhart Gardens Phase

II Project with a reputable tenant acceptable to the Bank for the operation of a supermarket on terms and conditions, including but not limited to lease term, rental rate and leasable area, satisfactory to the Bank prior to any advance for the Lockhart Gardens Phase II Project;

               iv) The Bank shall have received a one hundred percent (100%) payment and performance bond for each Project, with appropriate dual obligee riders, issued by a bonding company or company acceptable to the Bank, and otherwise in form, substance and amounts acceptable to the Bank prior to any advance for such Project; and

               v) The Borrower shall have entered into a lease or tentative agreement of space on the second floor of the Grand Hotel Phase II Project with a tenant acceptable to the Bank for the operation of a restaurant on terms and conditions, including but not limited to lease term, rental rate and lea-table area, satisfactory to the Bank prior to any advance for the Grand Hotel Phase II Project.

          2.32 Conditions of Additional Construction Loan Advances for Each Project. The Bank shall make additional advances on the Construction Loan and under the Construction Note upon request by the Borrower, subject to the fulfillment to the satisfaction of the Bank of the following conditions, each of which shall apply with equal force and independently to each additional advance of Construction Loan Proceeds for each of the Projects:

          2.32.1 In General. The Bank shall make subsequent advances of the proceeds of the Construction Loan for each Project upon not less than five (5) business days prior written notice to the Bank, not more frequently than twice monthly, in accordance with requisitions submitted to and approved by the Bank of standard A.I.A. application for payment forms signed by the Borrower for advances on account of non-construction expenses and by the Borrower and the contractor for construction expenses as construction work is completed and in place.

          2.32.2 Construction Items. In the case of advances of Construction Loan proceeds with respect to construction items, said advances shall be for amounts of not less than Twenty-Five Thousand Dollars ($25,000.00) and comprised as the total sum of:

               i) the aggregate value of the class of work (including labor) completed, to the reasonable satisfaction of the Bank; plus

               ii)  the   aggregate   value  of  the   materials  and  equipment
incorporated into the work to the reasonable satisfaction of the Bank, or ordered, with deposits placed, or stored on the Project premises and insured; less

               iii) a sum equal to five percent  (5%) of the items  described in
(i) and (ii) of this subparagraph, which sums shall be held by the Bank until the work is substantially completed; less

               iv) any sum previously  advanced;  for purposes of  subparagraphs
(i) and (ii) above, "value" shall be computed substantially in accordance with the amounts assigned thereto in the Cash Flow Schedule as shall be approved by the Borrower and the Bank, provided however, that if such information is not provided in the Cash Flow Schedule agreed upon and approved by the Bank, said values shall be determined by the Bank in its discretion.

          2.32.3 Non-Construction Expenses. Reimbursement for non-construction expenditures ("soft-costs") shall not exceed the amounts reserved therefor on the Cash Flow Schedule based upon requisitions for expenditures as approved by the Bank's Supervisory Architect.

          2.32.4 Borrower's Certificate of Costs. The Bank shall have received a certificate satisfactory in substance and form to the Bank, dated as of the date of each advance, signed by the Borrower and certifying to the following with respect to the Project for which an advance is requested:

               i) Plans and Specifications. There have been no changes in, amendments to or deletions from the Plans and Specifications since the date of the last advance under the Construction Loan for the Project, except those which shall have been approved by the Bank in advance in writing.

               ii) Work in Compliance. All work to the date of the advance complies with the Plans and Specifications as they may have been amended in compliance with this Agreement, all such work has been done in good and workmanlike manner and all materials, supplies and fixtures usually furnished and installed at such stage of the Project have been furnished or installed.

               iii) Building: No Violations. Borrower has not received and has no knowledge of any notice or other record of violation of any permit issued in connection with the development of the Project, or of any zoning, building or other statute, ordinance, regulation or restriction concerning the Project premises or the use thereof from any governmental authority having jurisdiction. All such building permits, certificates and licenses from each governmental authority having jurisdiction as have been necessary to the date of the advance to allow construction of the Project to be carried on to the date of the advance in accordance with the Plans and Specifications (as they may have been amended in compliance with this Agreement) and to permit the use of the Project upon completion have been obtained and are in full force and effect and have been furnished to the Bank for copying.

          2.32.5 Certificate From Supervisory Architect. On the date of any advance, and in no event less than once each month, the Bank shall have received a written report from its Supervisory Architect that the work completed as of such date complies with the Plans and Specifications, as they may have been amended in compliance with this Agreement, and that such work has been done in a good and workmanlike manner, and that all materials, supplies and fixtures usually furnished and installed at such state of the Project have been furnished or installed and are of appropriate quality and that the Construction Schedule has been adhered to, and any other pertinent aspects of the Project which, in his opinion, should be known to the Bank. Borrower shall reimburse the Bank for all fees paid for each inspection trip performed by the Supervisory Architect.

          2.32.6 Title Insurance. The Bank shall have received an endorsement to the applicable title insurance policy referred to in Section 4.7, which endorsement shall indicate that the title company has continued its title examination to the date of the contemplated advance and that such examination has disclosed no lien, encumbrance or other exception to the title other than those previously reported to and approved by the Bank, shall insure to the extent of all previous advances under the

Construction Note and shall insure the contemplated advance. If the title company shall require any addition or updating of any survey referred to in
Section 4.8, such addition or updating shall be furnished by the Borrower.

          2.32.7 Evidence of Payments. With each subsequent request for an advance for a particular Project, the Borrower shall have submitted to the Bank a detailed, itemized breakdown giving evidence satisfactory in form and substance to the Bank (including appropriate acknowledgments of payment, releases of liens and rights to claim liens, or waivers of construction liens) of the payment of all bills for all work, labor and material (including equipment and fixtures of all kinds) done, performed or furnished in connection with that portion of the particular Project work covered by the prior advance, down to the date of the last preceding advance and concurrently with the last advance.

          2.32.8 Surveyor's Certificate. The Bank shall have been furnished with two copies of a certificate prepared by a licensed land surveyor (satisfactory to the Bank and the title company and authorized to engage in his profession in the U. S. Virgin Islands), certifying that the location of the improvements to date are within the applicable boundaries of the Mortgaged Property and established building setback lines, if any, as shown in the survey provided in connection with the first advance, and disclosing no other state of facts which, in the opinion of the Bank's counsel, would render title to the property where the Project is located unmarketable; provided, however, that after the construction of the foundations of all buildings to be erected on the property where the Project is located has been completed, an updated survey shall have been furnished showing the "as built" location of the foundations of the buildings, and thereafter the condition set forth in this subsection shall be satisfied if the Bank shall have been furnished with a certificate of the licensed surveyor who shall have prepared such survey or such other licensed surveyor satisfactory to the Bank and the title company, stating that there have been no changes in the exterior lines of the improvements as shown on the "as built" foundation survey and that there is no encroachment over the property where the Project is located or by any part of the improvements over the boundary lines or any established building setback line of the property where the Project is located.

          2.32.9 No Event of Default. No default shall exist under this Agreement or any of the Notes or any of the Loan Documents and no circumstances shall exist which, with the passage of time or the giving of notice, or both, would constitute a default under this Agreement or any of the Notes or any of the Loan Documents.

          2.32.10 Other Materials. The Bank shall have received all such other documents, instruments, certifications, authorizations and other materials as the Bank may reasonably require relating to the Project and the Project work.

          2.33 Conditions Precedent to Final Advance. The Bank shall not be obligated to make the final advance of Construction Loan Proceeds allocated to such Project unless the following additional conditions have been satisfied with respect to such Project:

               i) The Bank has determined that all such Project construction has been satisfactorily completed in a good and workmanlike manner;

               ii) The Bank has received evidence satisfactory to it that all such Project work requiring inspection by governmental or regulatory authorities having or claiming jurisdiction has been duly inspected and approved by such authorities and by a rating or inspection organization, bureau, association or office having or claiming jurisdiction;

               iii) To the extent any such certificate is a condition of the lawful use and occupancy of such Project improvements, the Bank has received evidence satisfactory to it that requisite certificates of occupancy have been validly issued; and

               iv) The Bank shall have received a currently updated appraisal of each of the Project premises which shall address the completion of construction of the Projects, the current leasing of the Projects, including but not limited to the leases referred to at subsections (ii), (iii) and (v) of Section 2.31.14 hereof, indicating a completed and current dollar value of the Projects satisfactory to the Bank.

          2.34 Vouchers and Receipts. The Borrower shall furnish to Bank, promptly on demand, any contracts, bills of sale, statements, receipted vouchers or agreements pursuant to which the Borrower has any claim of title to any materials, furniture, fixtures or other articles delivered or to be delivered to or incorporated or to be incorporated into the Project. The Borrower shall furnish to the Bank, promptly on demand, a verified written statement, in such form and detail as the Bank may require, showing all amounts paid and unpaid with respect to the Project for labor and materials and all items of labor and materials to be furnished for which payment has not been made and the amount to be paid therefor.

          2.35 Payments for Labor and Materials. The Borrower shall pay when due all bills for materials supplied (including furniture and fixtures) and for services of labor performed in connection with construction of the Project.

          2.36 No Construction Liens. The Borrower warrants that the Mortgaged Property upon which the Projects are or will be located is and shall be free and clear of any mechanic's lien or other similar encumbrances in respect to work performed by any contractor, subcontractor or workman of any sort or any other such obligation as would preclude the Bank from obtaining recognition by the title insurance company of its valid First Priority Mortgage (and Construction Security Interest).

          2.37 Additional Sums. The Borrower agrees that upon the Bank's request, any sum or sums required for the completion of construction of each Project over and above the undisbursed proceeds of the Construction Loan allocated for such Project shall be deposited by the Borrower with the Bank for that purpose and advanced by the Bank to the Borrower prior to the advance of any or further proceeds of the Construction Loan for such Project. Alternatively, at the Bank's exclusive option, if at any time it shall appear to the Bank that the undisbursed balance of the Construction Loan made hereunder together with the individually owned funds of the Borrower allocated to the cost of completion of such Project is less than the balance required by this subparagraph, the Bank may give written notice to the Borrower specifying the amount of the deficiency and the Borrower shall continue construction of such Project from its own funds until the undisbursed balance of the Construction Loan allocated to such Project hereunder is equal to or greater than the balance required by this subparagraph.

          2.38   Inspection.   The   Borrower   shall   permit  any   authorized
representative designated by the Bank to inspect the

Borrower's books and records pertaining to each Project, and to make extracts therefrom and to discuss the affairs, finances and accounts of the Borrower, all at such reasonable times and as often as may reasonably be requested and at the Borrower's expense. The Bank or its representative shall be permitted, at all reasonable times, to enter upon the Project property, inspect the Project and the construction thereof and all materials, fixtures and articles used or to be used, and to examine all detailed plans, shop drawings, specifications, construction agreements and documents. The Borrower shall furnish to the Bank or its authorized representative, when requested, copies of such plans, drawings, specifications, construction agreements and documents.

          2.39 Schedule for Completion. The Borrower shall commence each of the Projects on or before such commencement date as shall allow the Borrower, in the reasonable determination of the Bank, to complete each of such Projects on or before September 1, 1998.

          2.40 Mandatory Prepayment of Loans. The Borrower shall prepay the Loans on an annual basis in an amount equal to the Annual Mandatory Prepayment Amount (as calculated below). The Annual Mandatory Prepayment Amount shall be paid to the Bank each year on the date on which Borrower and Guarantor are obligated to deliver their respective financial statements to the Bank pursuant to Section 7.5 hereof, or on April 2 of each year hereafter, whichever is earlier (the "Mandatory Prepayment Date"). The Annual Mandatory Prepayment Amount payable on each Mandatory Prepayment date shall be calculated as follows:
Fifty percent (50%) of excess cash for the most recent fiscal year ending on December 31st preceding the Mandatory Prepayment Date (the "Applicable Fiscal Year") after a 1.5 debt service ratio is achieved from operation of all properties of Borrower, FMP, GOC and RXP. For the purpose of determining excess cash, neither depreciation expense nor interest expense shall be deducted from income as an expense, but otherwise such determination shall be made in accordance with GAAP (as defined in Section 18(i) hereof). The Annual Mandatory Prepayment Amount, when received by the Bank, shall not be applied to reduce the outstanding balance on the Line of Credit. The Annual Mandatory Prepayment Amount, when received by the Bank, shall be applied as a prepayment of the sums evidenced by the Installment Note, the Term Note and the Construction Note, or any one or more of them, in such order and amount as the Bank shall determine in its sole discretion, and shall be subject to the prepayment provisions set forth in the Note or Notes to which the Annual Mandatory Prepayment Amount is applied by the Bank.

                                     RENEWAL

          2.41 Renewal.

          2.41.1 Refinancing of Outstanding Balances. So long as no material default shall have occurred under this Agreement, any of the Notes or any of the Loan Documents which default was not cured within the time allowed for cure under this Agreement or is in the process of being cured to the satisfaction of the Bank in accordance with this Agreement, and provided further that no material default shall be existing under this Agreement, any of the Notes or any of the Loan Documents as of April 1, 2000 unless such material default is in the process of being cured to the satisfaction of the Bank at such time in accordance with the terms of this Agreement, the Bank agrees to refinance the principal balance of the Loans outstanding as of April 1, 2000 (the "Refinanced Loan") subject to the following terms and conditions:

               i) The determination by the Bank as to the existence of a material default shall be conclusive, notwithstanding any assertion by Borrower or any Guarantor that such default does not constitute a "material" default or has been cured.

               ii) The Refinanced Loan shall be in the form of a fifteen (15) year installment loan based upon a fifteen (15) year amortization schedule payable in consecutive monthly installments as set forth hereinbelow.

               iii) The Refinanced Loan shall bear interest on the principal sum outstanding at a per annum rate equal to one-half of one percent (0.5%) above the prime rate as it varies (any change in interest resulting from the change in the prime rate is to be effective at the beginning of the day on which each such change in the prime rate is announced), calculated daily on a three hundred sixty (360) day basis. The term "prime rate" as used herein means that rate of interest from time to time announced by The Chase Manhattan Bank, N.A. ("Chase") at its principal offices in New York, New York as its commercial loan prime rate. The prime rate is not necessarily the lowest rate of interest charged by Chase or the Bank with respect to extension of credit, commercial or otherwise. There shall be a past due interest rate of two percent (2.0%) over prime as it varies on all principal and interest not paid within ten
(10) days of the date when due.

               iv) Subject to the right of the Bank to adjust the monthly installment amount as provided in subsection (v)(b) below, the Borrower shall repay the Refinanced Loan in one hundred eighty (180) consecutive monthly installments of principal and interest commencing May 1, 2000 and continuing on the same date of each month thereafter. The monthly installment payment set forth above shall be based upon amortization of a loan in the amount of the Refinanced Loan bearing interest at an assumed per annum fixed interest rate equal to one percent (1.0%) over the prime rate then in effect in one hundred eighty (180) equal monthly installments. As the Refinanced Loan will bear a variable interest rate, allocations to principal and interest from each monthly installment payment will vary depending upon actual interest rate calculations for the month.

               v) (a) On or before April 1, 2000, the Bank and the Borrower shall approve the initial amortization schedule for the Refinanced Loan prepared in accordance with subsection (iv) (the "Initial Amortization Schedule").

                    (b) The amount of the monthly installments described in subsection (iv) above shall be further adjusted by the Bank from time to time to maintain principal reductions on the Refinanced Loan at the rate and in the amounts set forth in the Initial Amortization Schedule (or such successor schedule issued by the Bank with any Adjustment Notice). The Bank shall notify the Borrower of the adjusted monthly installment amount by written notice to the Borrower (the "Adjustment Notice"). The adjusted monthly installment amount shall be calculated by the Bank by amortizing the principal balance scheduled on the Initial Amortization Schedule (or such successor schedule issued by the Bank with any C Adjustment Notice) to be outstanding on the Refinanced Loan as of the Adjustment Date at an assumed fixed rate of interest equal to the interest rate then in effect (calculated as set forth in subsection 2.41.1(iii) above), over the number of months then remaining on the original Refinanced Loan amortization period of 180 months. The adjusted monthly installment amount shall be payable commencing on the first (1st) day of the first (1st) full month following the date of the Adjustment Notice (the "Adjustment Date"), notwithstanding Borrower's later receipt of such notice, and shall remain in effect until subsequently adjusted by the Bank. In addition to the monthly installment amount established pursuant to this subsection (v)(b), on each Adjustment Date the Borrower shall pay to the Bank all such other sums necessary to reduce the outstanding balance of the Refinanced Loan to the outstanding balance scheduled as of the Adjustment Date on the Initial Amortization Schedule (or such successor schedule issued by the Bank with any Adjustment Notice).

          2.41.2 General Conditions. If extended by the Bank to the Borrower, the Refinanced Loan shall be subject to all terms and conditions applicable hereunder to the Loans, as the same may be modified to expressly refer to the Refinanced Loan. The parties hereto recognize that certain circumstances may exist as of April 1, 2000 which, in the opinion of the Bank, may render it prudent to impose additional or different terms and conditions to the extension of the Refinanced Loan and expressly agree that the Bank shall have the right to impose all such additional tams and conditions as the Bank shall determine appropriate under the circumstances then existing, provided, however, that such additional terms and conditions shall not include any increase in the interest rate or any changes to the amortization period or maturity date. The Bank shall not require additional security for the Refinanced Loan unless the Bank determines that the then-current appraised value of the Mortgaged Property is less than Thirty-One Million Four Hundred Thousand Dollars ($31,400,000.00). The Bank agrees not to impose a commitment or similar fee in excess of Fifteen Thousand Dollars ($15,000.00) with respect to the Refinanced Loan, but shall be entitled to require payment by the Borrower of all other loan expenses of the nature generally described in Section 13 hereof which may be incurred or charged by the Bank in connection with the Refinanced Loan. The previous waiver by the Bank of any right or remedy of the Bank or any requirement imposed on the Borrower or any of the Guarantors hereunder or under the Loan Documents with respect to the Loans shall not constitute a waiver by the Bank of such right, remedy or requirement with respect to the Refinanced Loan.

     3. SECURITY. Repayment of the Loans shall be secured under the terms of the following agreements (collectively referred to herein as the "Loan Documents"):

          3.1 Mortgages.

               (i) A First Priority Construction Security Interest Mortgage dated June 27, 1996, as modified by First Amendment of First Priority Mortgage, satisfactory in form and substance to the Bank and its counsel, in the amount of Four Million Six Hundred Eighty Thousand Dollars ($4,680,000.00), granting the Bank a first priority mortgage over the GOC Property; and

               (ii) A First Priority Mortgage dated June 27, 1996, as modified by First Amendment of First Priority Mortgage, satisfactory in form and substance to the Bank and its counsel, in the amount of Twenty-Five Million Five Hundred Thousand Dollars ($25,500,000.00), granting the Bank (a) a first priority mortgage over all Mortgaged Property except for the GOC Property and the RHP Property; (b) a second priority mortgage over the RHP Property subject only to the Grishman Mortgage more fully described in Schedule "D" hereto; and
(c) constituting a construction security interest over the Grand Hotel Property and the Lockhart Gardens Shopping Center Property (as defined in Schedule "B. hereto). The Mortgages described in (I) and (ii) above are herein referred to collectively as the "Mortgages" and individually as a "Mortgage".

          3.2 Assignments of Leases and Rents. Conditional Assignments of Leases and Rents of the Mortgaged Property (the "Lease Assignments"), satisfactory in form and substance to the Bank and its counsel, which shall assign to the Bank all existing and future leases to all or any part of the Mortgaged Property and all rental income, revenue and rights derived or to be derived from said leases, subject only to the rights reserved under the Grishman Mortgage more fully described in Schedule "D" hereto insofar as the same relates to the RHP Property.

          3.3 Security Agreements. Security Agreements in favor of the Bank (the "Security Agreements") in form and substance satisfactory to the Bank and its counsel, granting to the Bank a first priority security interest in all assets of the Borrower and each of the Guarantors (except LCI), used, useful or acquired for use in the development, operation and leasing of the Mortgaged Property or any part thereof, howsoever held, now owned or hereafter acquired, including but not limited to: all inventory, furniture, fittings, fixtures, machinery, equipment, contract rights, chattel paper, leases, rents, revenues and accounts receivable, all other tangible and intangible personal property, and the proceeds, products and accessions of and to any and all of the foregoing, subject only to the Grishman Mortgage. The lien of said Security Agreements shall be perfected by corresponding UCC-1 Financing Statements to be executed of even date herewith by the Borrower or each Guarantor (except LCI), as the case may be, and the Bank and filed with the Corporate Division of the Office of the Lieutenant Governor of the U.S. Virgin Islands as a first priority lien over said assets.

          3.4 Guarantees. The unlimited and unconditional guarantee of GOC, FMP and RHP and the limited and unconditional guarantee of LCI, all in form and substance satisfactory to the Bank and its counsel, jointly and severally guaranteeing the Notes, this Agreement and the Loan Documents securing the same (each a "Guarantee: and collectively the "Guarantees").

          3.5 This section is intentionally left blank.

          3.6 Assignment of Construction Documents. The Assignment of Construction Documents more fully described in Section 2.31.5 hereof, each of which is to be executed and delivered to the Bank prior to the initial advance of proceeds of the Construction Loan for each of the Projects.

     4. CONDITIONS OF LENDING. The obligation of the Bank to make the Loan is subject to the following conditions precedent:

          4.1 Bank Approval. All legal matters incident to the transactions hereby contemplated shall be satisfactory to and approved by counsel for the Bank.

          4.2 Corporate Documents. The Bank shall have received a certified copy of the Articles of Incorporation, By-Laws and Certificate of Incorporation of the Borrower and of each of the Guarantors.

          4.3 Certificate of Good Standing. The Bank shall have received a Certificate of Good Standing for each of the Borrower and the Guarantors issued by the appropriate government official(s) of the place of incorporation of the Borrower and each Guarantor.

          4.4 Corporate Resolutions. The Bank shall have received certified copies of all corporate actions and other authorizations and resolutions of the Borrower and each Guarantor taken to authorize execution and delivery of this Agreement, the Notes and each of the Loan Documents to which each is a party and such other papers as the Bank shall reasonably request.

          4.5 Incumbency Certificate. The Bank shall have received certified copies of the Incumbency Certificate and all other documents evidencing authorization of any person executing this Agreement, the Notes and any Loan Document on behalf of the Borrower or any Guarantor and any other governmental, corporate or other authorizations, approvals, consents, licenses and exemptions required to authorize the execution, delivery, negotiation, performance, validity and enforceability of the this Agreement, the Notes and the Loan Documents.

          4.6 Lien Searches. The Bank shall have received a lien search showing that the personal property of Borrower and each Guarantor described in Sections
3.2 and 3.3 is free and clear of any type of liens or encumbrances, conditional bill of sale, security interest or other title retention document of encumbrances, except for the lien of the Grishman Mortgage.

          4.7 Title Insurance. The Bank shall have received commitments for title insurance policies issued by a tile company satisfactory to the Bank, dated the date of this Agreement and satisfactory in substance and form to the Bank and its counsel, stating that:

               a) title to the Mortgaged Property is vested in the Borrower or a Guarantor, as the case may be, in fee simple; and

               b) providing coverage for amounts not less than the full amount of the Loans (allocated as set forth in the Mortgages); and

               c) insuring the interest of the Bank upon filing of the Mortgages as a holder of first priority liens on the Mortgaged Property with no exceptions other than: (I) liens for real estate taxes not yet due and payable, (ii) the Permitted Exceptions, if any, as defined in the Mortgages, and obliging the title company to insure all advances pursuant to this Agreement, without exception for mechanics' or materialmen's liens, and (iii) the lien of the Grishman Mortgage over the RHP Property.

          4.8 Survey. The Bank shall have received two (2) copies of the as-built survey of each parcel or tract of land comprising the Mortgaged Property, together with an A.L.T.A. certification and Surveyor's Report for each such survey, satisfactory in substance and form to the Bank and the title insurer, showing the improvements on the Mortgaged Property and all easements encroachments, rights-of-way, roads, alleyways, paths, and setbacks, and such other matters as are revealed by inspection and survey of the Mortgaged Property, and shall clearly indicate all monuments and other control relied upon by the surveyor. All of the foregoing shall be sufficient to delete the standard survey exceptions in the commitments or title insurance provided for in Section 4.7.

          4.9 Notes and Loan Documents. The Bank shall have received the Notes and the Loan Documents fully executed by the Borrower and each Guarantor, as appropriate, in accordance with the Articles of Incorporation and By-Laws of the Borrower or such Guarantor.

          4.10 Leases. The Bank shall have received true and correct summaries of all leases and occupancy agreements currently in effect with respect to the Mortgaged Property or any portion thereof (including all amendments and modifications thereto).

          4.11 Grishman Mortgage. The Bank shall have received copies, certified as true and correct in a manner acceptable to the Bank, of the Grishman Mortgage and any modifications or amendments thereto, and any other instruments securing any indebtedness or obligation of RHP described in the GRISHMAN Mortgage.

          4.12 Insurance. The Bank shall have received from the Borrower and each Guarantor policies of insurance providing coverage over the Mortgaged
Property:

               i) against the risk of fire, flood, earthquake, windstorm and other hazards embraced by the broad form extended coverage endorsements, which policies shall be in form, at limits and with companies satisfactory to the Bank;

               ii) public liability and property damage insurance in form, at limits and with companies satisfactory to the Bank; and

               iii) such other insurance against such other hazards as required by the Mortgages or this Agreement and issued by the insurance companies satisfactory to the Bank, with evidence of full payment of all premiums then due thereon. All of said policies shall be non-cancelable except after not less than thirty (30) days written notice to the Bank and shall provide that loss, if any, shall be payable to the Bank as Mortgagee, without contribution. All policies of insurance required to be provided and maintained by Borrower and each Guarantor pursuant to this Section or Section 7.11 hereof except to the extent the same may be provided by the local government, shall be written by companies or through agencies licensed to do business in the U.S. Virgin Islands, and which companies shall be financially sound and reputable companies satisfactory to the Bank.

          4.13 Appraisal. The Bank shall have received an appraisal dated not earlier than six (6) months prior to the date of this Agreement, prepared by a qualified professional approved by the Bank, and otherwise in form and substance satisfactory to the Bank, indicating that the Mortgaged Property, inclusive of improvements thereon, has a fair market value of not less than $31,400,000.00.

          4.14 Opinions of Counsel for the Borrower and each Guarantor. The Bank shall have received from counsel for the Borrower a favorable opinion dated the same date hereof addressed to the Bank and satisfactory in scope and form to the Bank and its counsel, covering the following matters:

               i) Borrower. The Borrower is a corporation validly organized and existing under the laws of the U.S. Virgin Islands, is authorized to do business in the U.S. Virgin Islands, has the legal capacity and authority to own real and other property to the extent required to properly and adequately conduct its business and to carry out the transaction contemplated hereby, that no part of this transaction violates any restriction, term, condition, or provision of the Borrower's Articles of Incorporation and By-Laws, and that the Borrower possesses all licenses, franchises and permits necessary for the development, occupancy and leasing of all of the Mortgaged Property owned by Borrower as herein provided.

               ii) Guarantors. Each of the Guarantors is a corporation validly organized and existing under the laws of the

U.S. Virgin Islands, is authorized to do business in the U.S. Virgin Islands, has the legal capacity and authority to own real and other property and to carry out the transaction contemplated hereby, that no part of this transaction violates any restriction, term, condition, or provision of such Guarantor's Article of Incorporation and By-Laws, and that such Guarantor possesses all license, franchises and permits necessary for the development, occupancy and leasing of all of the Mortgaged Property owned by such Guarantor.

               iii)  Loan   Agreement.   This  Loan   Agreement  has  been  duly
authorized, executed and delivered by the Borrower and the Guarantors and constitute a legal, valid and binding obligation as may be limited by bankruptcy, insolvency, moratorium, reorganization and similar laws generally affecting the rights of creditors.

               iv) Notes. The Notes have been duly authorized, executed and delivered by the Borrower and constitute legal, valid and binding instruments, enforceable in accordance with their respective terms except as may be limited by bankruptcy, insolvency, moratorium, reorganization and other laws generally affecting the rights of creditors.

               v) Loan Documents. Each of the Loan Documents to which the Borrower and any Guarantor is a party has been duly authorized, executed and delivered by the Borrower and such Guarantor, and they constitute legal, valid and binding instruments, enforceable in accordance with their terms, except as may be affected by bankruptcy, insolvency, moratorium, reorganization and other laws generally affecting the rights of creditors.

               vi) Governmental Licenses. The Borrower and each Guarantor has received and is in possession of or is in the process of obtaining all necessary licenses required for the leasing and operation of the Mortgaged Property as contemplated by this Agreement.

          4.15 Loan Fees. The Bank shall have received from the Borrower the Origination/Commitment Fee in the amount of Four Hundred Forty-Six Thousand Two Hundred Fifty Dollars ($446,250.00) and the Application Fee in the amount of One Hundred Fifty Dollars ($150.00).

          4.16 Taxes. The Bank shall have received such written evidence as it may require that all applicable taxes, including but not limited to real property taxes, assessments and governmental charges lawfully levied and assessed against the Mortgaged Property, due or past due, have been paid.

          4.17 Estoppel Certificates and Subordination Agreements. The Bank shall have received landlord estoppel certificates and subordination agreements from each of the tenants under any lease described in any Schedule hereto or, alternatively, the title insurer issuing the mortgagee title insurance policy described in Section 4.7 hereof shall insure that all such leases are subordinate to the lien of the Bank under the Mortgages. The Bank acknowledge that the Woolworth's lease and the Grand Union lease at the Lockhart Garden Shopping Center are not subordinated to the lien of the Bank under the Mortgages and the subordination requirements of this Section 4.17 shall not apply to these two leases.

     5. INSPECTION. The Borrower and each Guarantor shall permit any authorized representative designated by the Bank to inspect the Borrower's and each Guarantor's books and records pertaining to the Mortgaged Property or any part thereof, the Leases, the Borrower or such Guarantor, and to make extracts therefrom and to discuss the affairs, finances and accounts of the Borrower and such Guarantor, all at such reasonable times and as often as may reasonably be requested and at the Borrower's expense. The Bank or its representative shall be permitted, at all reasonable times after reasonable notice, to enter upon and inspect the Mortgaged Property and all parts thereof. For the purposes of this
Section 5, the requirement of reasonable notice shall be met if such written notice is provided to the Borrower or such Guarantor at least four (4) days before the date on which the Bank has scheduled the inspection described in the notice.

     6. MODIFICATION AND PARTIAL RELEASE OF NOTES OR MORTGAGES. The Bank may extend the time for payment of the sums owing under the Notes or release or cause the release of portions of the Mortgaged Property from the terms of the Mortgages or release or cause the release of any other security held for one or more of the Loans and any such extension or release shall be deemed to be in pursuance to this Agreement and not in modification hereof.

     7. AFFIRMATIVE COVENANTS. The Borrower and each Guarantor agree that so long as credit shall remain available hereunder to

Borrower and until payment in full of all of the Notes, and performance of all of the Borrower's and each Guarantor's covenants and other obligations under this Agreement are satisfied, unless the Bank shall otherwise consent in writing:

          7.1 Payment of Taxes. The Borrower and each Guarantor shall pay and discharge, or cause to be paid and discharged, all taxes, assessments and governmental charges or liens imposed upon the Borrower and each Guarantor or upon the income or profits of the Borrower and each Guarantor, or upon any property belonging to the Borrower or any Guarantor prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, might become a lien or charge upon the property of the Borrower or any Guarantor; provided that the Borrower or such Guarantor shall not be required to pay any such tax, assessment, charge, levy or claim the payment of which is being contested in good faith and by proper proceedings and so long as Borrower or such Guarantor furnishes the Bank, immediately upon such tax, assessment, charge, levy or claim becoming overdue, notice of that which Borrower or such Guarantor intends to contest.

          7.2 Notice of Litigation. The Borrower and each Guarantor shall promptly give notice in writing to the Bank of any material contingent liability of the Borrower or any Guarantor and of all litigation and of all proceedings by or before any governmental regulatory agency, against or affecting the Borrower or any Guarantor, which involve an amount of potential liability in excess of One Hundred Thousand Dollars ($100,000.00), and, if adversely determined, would otherwise have a material adverse effect on the financial condition or business of the Borrower or such Guarantor, as the case may be.

          7.3 Loan Proceeds. The Borrower shall apply proceeds of each of the Loans only for the specific purposes provided for herein with respect to each such Loan.

          7.4 Conduct of Business. The Borrower and each Guarantor shall conduct the business of the Borrower and such Guarantor at all times in accordance with the laws and regulations of the U.S. Virgin Islands, and continue the Borrower and each Guarantor as a valid corporation and a going concern and in good standing under the laws of the U.S. Virgin Islands.

          7.5 Financial Statements. The Borrower and each Guarantor shall furnish the Bank within ninety (90) days after the end of each respective fiscal year or other annual period of accounting of the Borrower and each Guarantor, financial statements of the Borrower and such Guarantor prepared by independent certified public accountants approved by the Bank which, if unaudited, must be at least a review (in form and substance) reflecting aggregate financial worth satisfactory to the Bank, and promptly provide such additional financial and other information regarding the financial condition and business affairs of the Borrower and each such Guarantor at such times, in such manner, in such form and prepared by such persons as the Bank may require.

          7.6 Deposits. The Borrower and each Guarantor shall maintain all direct and indirect deposit accounts of the Borrower and each Guarantor with the Bank.

          7.7 Books and Records. The Borrower and each Guarantor shall keep their respective books of accounts and prepare all financial statements to be delivered hereunder in accordance with generally accepted accounting principles and practices consistently applied.

          7.8 Environmental Compliance. The Borrower and each Guarantor shall be and remain in compliance with the provisions of all federal, state, and local environmental, health, and safety laws, codes and ordinances, and all rules and regulations issued thereunder; notify the Bank immediately of any notice of a hazardous discharge or environmental complaint received from any governmental agency or any other party; notify the Bank immediately of any hazardous discharge from or affecting its premises; immediately contain and remove the same, in compliance with all applicable laws; promptly pay any fine or penalty assessed in connection therewith; and at the Bank's request, and at the Borrower's or such Guarantor's expense, provide a report of a qualified environmental engineer, satisfactory in scope, form and content to the Bank, and such other and further assurances reasonably satisfactory to the Bank that the condition has been corrected.

          7.9 Subordination. The Borrower shall subordinate all existing and future loans and advances to Borrower by Borrower's stockholders to repayment of the Loan; provided that the Borrower may make routine installment payments under such loans so long as (1) the Borrower is not in default under its obligations to the Bank hereunder and (2) interest on any such loans does not exceed the interest rate charged on the Loans.

          7.10 Real Property Taxes. The Borrower and each Guarantor shall pay or cause to be paid all real property taxes on the Mortgaged Property and submit to the Bank evidence of such payments.

          7.11 Insurance. The Borrower and each Guarantor shall:

               a) Maintain, or cause to be maintained, with a financially sound and reputable insurance company doing business in the U.S. Virgin Islands and acceptable to the Bank, comprehensive general liability insurance, satisfactory in form and substance to the Bank and its counsel, covering the Borrower and each Guarantor against the risks of third party property damage and personal injury liability with a limit satisfactory to the Bank, which limit may be adjusted by the Bank in its discretion.

              b) Maintain, or cause to be maintained, with a financially sound and reputable insurance company acceptable to the Bank, fire and extended coverage, casualty, vandalism and malicious mischief insurance on all of the Borrower's and Guarantors' property, real and personal, including without limitation the Mortgaged Property, in such amounts as are acceptable to the Bank, but in any event not less than eighty percent (80%) of the full replacement cost of all improvements, inventory, furniture, fixtures, machinery and equipment located in or on any of the Borrower's or Guarantors' business premises.

              c) Maintain, or cause to be maintained, with a financially sound and reputable insurance company acceptable to the Bank, comprehensive "Builder's Risk" property insurance over those portions of the Mortgaged Property upon which any material construction activity, including without limitation the Projects, is being conducted, with the Bank named as mortgagee, with fire, earthquake, windstorm and the hazards covered by extended coverage endorsements, in such amounts as are acceptable to the Bank.

               d) Insurance coverage must be provided by an insurance company acceptable to the Bank: (minimum A.M. Best & Co. rating of A5) and all such policies of insurance shall contain an endorsement, satisfactory in form and substance to the

Bank and its counsel, providing for payment to the Bank as mortgagee/loss payee, and such policies shall also provide that they may not be canceled, or the amount(s) of coverage provided reduced, for any reasons, until not less than ten
(10) days' written notice shall have been given to the Bank of the insurance company's intention to cancel or reduce the amount(s) of coverage provided under such policies.

               e) If it is determined from the National Flood Insurance Report that the Mortgaged Property or any portion thereof is located in a designated flood-prone area, the Borrower or the Guarantor, as the case may be, shall maintain or cause to be maintained Federal Flood Insurance or its equivalent up to the lesser of the maximum amount available or the amount of the Loans covering such premises, and furnish the Bank with evidence of such insurance naming the Bank as mortgagee/loss payee.

               f) All insurance proceeds received by the Bank on account of any damage to or destruction of the Mortgaged Property or any part thereof (less the cost, fees and expenses incurred by the Borrower or the Guarantor in the collection thereof, including without limitation all adjuster's fees and expenses and attorney's fees and expenses) shall, in the event the Bank shall demand that such Borrower or Guarantor commence restoration, be disbursed to the Borrower or the Guarantor, as the case may be, or as such Borrower or Guarantor may direct, from time to time as restoration progresses, to pay (or reimburse the Borrower or the Guarantor, as the case may be) the cost of restoration, upon written request of the Borrower or such Guarantor to the Bank, which request shall be accompanied by (i) a certificate of a supervising architect or engineer approved by the Bank describing in reasonable detail the world and materiels in question and the cost thereof, stating that the same were necessary or appropriate to the restoration and constitute a completed part thereof, and that no part of the cost thereof has theretofore been reimbursed, and specifying the additional amount, if any, necessary to complete the restoration; and (ii) a title insurance endorsement satisfactory to the Bank that there exist no construction, mechanics' or similar liens for labor or materials supplied except such as are to be discharged by the application of the amount requested; provided that the balance of such net proceeds so held by the Bank shall not be reduced below the amount specified in such certificate as necessary to complete the restoration. Upon receipt by the Bank of evidence of a character required by the foregoing clauses (i) and (ii) that restoration has been completed and the cost thereof paid in full, and that there are no construction, mechanics' or similar liens for labor or materials supplied in connection therewith, any balance of such restoration funds shall, unless the Borrower or any Guarantor is in default hereunder, be paid to the Borrower or the Guarantor, as the case may be. Notwithstanding anything to the contrary set forth herein, should any default exist hereunder which has not been cured within the time for cure allowed herein, the Bank shall have the right to apply all insurance proceeds and restoration funds to reduction of the Loans in such order as the Bank shall determine.

          7.12 Subordination of Leases. The Borrower and each Guarantor shall subordinate or cause to be subordinated all Leases as follows:

               i) All Leases now or hereafter existing shall be subordinated in all respects to the liens of the Bank's Mortgages pursuant to subordination, nondisturbance and attornment agreements (or by virtue of lease provisions of similar effect), in form and substance satisfactory to the Bank and its counsel. The Bank shall agree to honor and not to disturb any lease agreement with a tenant who is not in default thereunder, provided such tenant has executed and delivered to the Bank a subordination. nondisturbance and attornment agreement in form and substance satisfactory to the Bank and its counsel;

               ii) Upon request, the Bank is to receive true and correct copies of any Lease currently in effect with respect to any part of the Mortgaged Property, together with all amendments and modifications thereto; and

               iii) All Leases now or hereafter executed with respect to any part of the Mortgaged Property must comply with the provisions of Section 15 of this Agreement.

By not later than April 15, 1997, the Borrower and the Guarantors shall cause to be delivered to the Bank subordination, nondisturbance and attornment agreements, in form and substance satisfactory to the Bank and its counsel, covering not less than eighty percent (80%) of all tenants occupying any portion of the Mortgaged Property under any lease or occupancy agreement with a term (inclusive of any renewal term) extending beyond April 15, 1999. All subordination, nondisturbance and attornment agreements to be delivered to the Bank pursuant to this Section

7.12 hereof shall first be duly and validly executed by an individual authorized to bind the tenant to the agreements set forth therein. The provisions of this
Section 7.12 shall not apply to the Grand Union lease and the Woolworth's lease described in Section 4.17 hereof. The Bank reserves the right to require a conditional assignment of the Woolworth's lease in the form provided for in such lease.

          7.13  Intentionally left blank

          7.14 Lease Reports. The Borrower and each Guarantor shall furnish the Bank with reports for each of the properties comprising the Mortgaged Property (each a "Lease Report") on or before August 15 of each year covering the six (6) month period commencing January 1 and ending June 30 of each such year and on or before February 15 of each year for the six (6) month period commencing July 1 and ending December 31 of the preceding year. East Lease Report shall be prepared in the form and contain all such information as may be reasonably required by the Bank. Each Lease Report shall be certified to the Bank by appropriate officers of the owner of that portion of the Mortgaged Property referred to in the Lease Report as complete, true and correct in all material respects.

          7.15 Maximized Leasing and Rent Revenue. The Borrower and each Guarantor shall utilize their respective best efforts to maximize the continuous leasing of and rent revenue generated by each portion of the Mortgaged Property owned by such Borrower or Guarantor.

     8. NEGATIVE COVENANTS. The Borrower and each Guarantor agree that so long as credit shall remain available hereunder to Borrower and until payment in full of all of the Notes and performance of all of the Borrower's and each Guarantor's covenants and other obligations under this Agreement are satisfied, without the prior written consent of the Bank, the Borrower and each Guarantor will not:

          8.1 Limitation of Liens. Mortgage, pledge, hypothecate, assign, transfer, suffer to exist, or voluntarily subject to any lien or encumbrance to secure any indebtedness, any of the property or assets of the Borrower or any Guarantor encumbered as security for any of the Loans, now owned or hereafter acquired; excluding, however, from the operation of this covenant, liens, mortgages or encumbrances in favor of the

Bank; leasehold mortgages granted by tenants pursuant to the terms of the leases described in Section 15 hereof; the Grishman Mortgage; and routine financing of insurance premiums for policies of insurance described in Section 4.12 hereof.

          8.2 Disposition of Assets. Sell, lease, transfer or otherwise dispose of any of their respective assets (other than obsolete or worn-out property no longer used or useful in its business), whether now owned or hereafter acquired, encumbered as security for any of the Loans or otherwise directly related to the leasing, occupancy or operation of the Mortgaged Property or any part thereof, except in the ordinary and regular course of Borrower's or Guarantor's business.


          8.3 Other Obligations. Assume, guarantee, endorse or otherwise become liable upon the obligations of any person, firm or corporation except by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business.

          8.4 Capital Expenditures. Make any expenditures for fixed or capital assets in any fiscal year in excess of $300,000.00. This negative covenant shall not apply to LCI.

          8.5 Payment of Dividends. Declare or pay dividends or authorize or make any other distribution of any profits or other revenues of the Borrower to any shareholder or third person in excess of $360,000.00 aggregate per annum, except as may be required to service shareholder loans which have been first approved by the Bank or to fund dividends on common stock and then only for so long as such payments are made out of surplus revenues and the Borrower is not in default under the terms of this Agreement.

          8.6 Other Indebtedness. Create or incur any indebtedness or obligation for borrowed money except (1) indebtedness to the Bank, (2) indebtedness under subordinated loans to the Borrower by its shareholders or any of the Guarantors, provided such loans have been first approved by the Bank in writing or (3) development financing of the Borrower with respect to properties owned by the Borrower or any Guarantor other than the Mortgaged Property provided that with respect to such development financing the Bank shall have the right of first refusal to provide such financing. The foregoing negative covenant shall not apply to LCI provided, however, that LCI shall not create or incur any obligation or indebtedness without the prior written consent of the Bank, unless the amount of such obligation or indebtedness, when aggregated with the outstanding balance of the Loans, shall satisfy a debt service ratio equal to 1.2.

          8.7  Transfer of Stock.

               i) Purchase, acquire, redeem or retire or make any commitment to purchase, acquire redeem or retire, any of the capital stock of the Borrower or any Guarantor, whether now or hereafter outstanding.

               ii) Permit or consent to the issuance of any further capital stock of the Borrower or any Guarantor or the sale of any treasury stock, except pursuant to a dividend reinvestment program first approved by the Bank in writing. This subsection (ii) shall not apply to LCI.

               iii) Effect, cause or permit any change in the ownership of Borrower or any Guarantor or in the beneficial or legal ownership of any of Borrower's or any Guarantor's shareholders' ownership, except by descent or demise or through a dividend reinvestment plan first approved by the Bank in writing. This subsection (iii) shall not apply to LCI.

          8.8 Consolidation or Merger. Merge into or consolidate with or into any firm, corporation or partnership. For the purposes of this Section 8.8, the acquisition or sale by the Borrower or any Guarantor of all or substantially all of the assets, together with the assumption or transfer of all or substantially all of the obligations and liabilities, of or to any firm, corporation or partnership shall be deemed to be a consolidation of such firm, corporation or partnership with the Borrower or such Guarantor.

          8.9 Change of Business. Effect, cause or permit any change which is substantially different in kind from the business now conducted by the Borrower or each Guarantor. This negative covenant shall not apply to LCI.

          8.10 Amendment of Corporate Documents. Amend any of their respective Articles of Incorporation or By-Laws.

          8.11 Amendment of Leases. Amend or modify any of the Leases relating to the Mortgaged Property or any portion thereof except as expressly allowed in
Section 15 hereof. Terminate, surrender or cause, permit or suffer to be terminated or surrendered any of the Leases relating to the Mortgaged Property or any portion thereof except in the ordinary and regular course of the Borrower's or such Guarantor's business. Any such termination and surrender shall be subject to the obligations of Borrower and each Guarantor arising pursuant to Section 7.15 hereof.

          8.12 Change of Fiscal Year. Change the fiscal year-end of any Borrower or Guarantor from December 31.

          8.13 Prepayment of Grishman Mortgage. Prepay any of the indebtedness secured by the Grishman Mortgage.

     9. DEFAULT.

          9.1 The occurrence of any of the following events shall constitute a default under this Agreement:

               a) Any representation or warranty made by the Borrower or any Guarantor to the Bank in connection with the Loans proves to have been incorrect in any material respect as of the date of this Agreement or as of the date on which it is made, or any statement, certificate or data furnished by the Borrower or any Guarantor proves to have been incorrect in any material respect as of the date when the facts therein set forth were stated or certified; or

               b) Default in the due payment of the principal of any of the Notes, or default in the payment of interest on any of the Notes, or of any other indebtedness owing by the Borrower to the Bank, now existing or hereafter incurred, which shall remain unremedied for a period of ten (10) days after written notice thereof shall have been given by the Bank to the Borrower; or

               c) Default by the Borrower or any Guarantor in the performance of any covenant or agreement herein, or in any Loan Document to which the Borrower or such Guarantor is a party, which shall remain unremedied for thirty (30) days after written notice thereof shall have been given by the Bank. The provisions of this Section 9(c) shall not apply to any default under the Notes or any of them;

               d) Default by RHP under the Grishman Mortgage which shall not be cured prior to the expiration of any cure period provided therein with respect to such default;

               e) A judgment for the payment of money shall be rendered against the Borrower or any Guarantor and any such judgment shall remain unsatisfied and in effect for any period of sixty (60) consecutive days without a stay of execution; or

               f) If the Borrower or any Guarantor shall: (i) apply for or consent to the appointment of a receiver, trustee or liquidator of the Borrower or such Guarantor, or all or a substantial part of the assets of the Borrower or such Guarantor; (ii) be unable, or admit in writing its inability, to pay its debts and they mature; (iii) make a general assignment for the benefit of creditors; (iv) be adjudicated a bankrupt or become insolvent; or (v) file a voluntary petition in bankruptcy or a petition or an answer seeking a reorganization or an arrangement with creditors or to take advantage. of any bankruptcy, insolvency, readjustment of debt, allegations of, or consent to, or default in answering, a petition filed against it in any proceeding under any such law or statute; or

               g) If an order, judgment or decree shall be entered, without the application, approval or consent of the Borrower or a Guarantor by any court of competent jurisdiction, approving a petition seeking reorganization of the Borrower or a Guarantor, or appointing a receiver, trustee or liquidator of the Borrower or any Guarantor, or all or a substantial part of the assets of the Borrower or any Guarantor, and such order, judgment or decree shall continue unstayed and in effect for any period of one hundred eighty (180) consecutive days; or

               h) If the Bank shall not approve of any requested advance of the proceeds of the Construction Loan because of any lien or encumbrance (other than a construction lien, notice of which has been filed or which is being contested pursuant to the Mortgages, and any permitted exceptions provided for in the Mortgages) which might have priority over any advances made or to be made hereunder or because of any structural or other defect with respect to the Projects which materially impairs the value of the security for the advances of the Construction Loan proceeds made or to be made hereunder; or

               i) If the financial condition of the Borrower or LCI shall adversely change in any material respect from the condition of any of the foregoing represented in the information and documentation submitted by the Borrower in support of its application for the Loans; or

               j) If the Borrower does not construct the Projects in a good and workmanlike manner in accordance with the Plans and Specifications as they may have been modified or changed in compliance with this Agreement; or fails to comply promptly with, or diligently proceed with compliance with, any requirement, note or notice of violation of law issued by or filed in any department of any governmental authority having jurisdiction, against the Mortgaged Property or against the Borrower by reason of any material matter in or about such construction, or fails to furnish to the Bank, when requested, copies of official inquiries made by governmental authorities having jurisdiction; or

               k) If either of the Projects be at any time discontinued for a period of more than thirty (30) consecutive days, or not carried on with reasonable dispatch, except for Enforced Delays (the term "Enforced Delays" meaning delays in the performance of Borrower's obligations due to unforeseeable causa beyond its control and without its fault or negligence, including, without limitation, Acts of God, acts of the public enemy, acts of the federal, state, or local government, fires, floods, strikes and unusually severe weather or delays of trade contractors due to such causes, but excluding delays caused by the Borrower's lack of funds to continue or complete such Project); or

               1) If the Borrower executes any conditional bill of sale, chattel mortgage, or other security agreement, except the Mortgages, Security Agreements and the Financing Statements, covering any materials, fixtures or articles used in the Projects, or articles of personal property placed therein, or if any of such materials, fixtures or articles be not purchased so that the ownership thereof will vest unconditionally in the Borrower, free from encumbrance, on delivery at the premises, or if the Borrower does not produce to the Bank promptly after demand the contracts, bills of sale, statements, receipt vouchers or agreements, or any of them, under which the Borrower claims title to such materials, fixtures and articles; or

               m) If Borrower assigns this Agreement or any of the advances or any interest herein, or Borrower's right to receive any advance or portion thereof, or if the Mortgaged Property be transferred or encumbered in any way without the consent of the Bank (except as expressly permitted herein), or if the Borrower or any Guarantor by operation of law shall be deprived of their respective rights hereunder or in any of the Mortgaged Property; or

               n) If any improvements or any portion thereof shall materially encroach over the boundary lines or any established building setback lines of the plots comprising the Mortgaged Property or violate the requirement of any governmental authority having jurisdiction, or if any structure on adjoining property shall encroach upon the Mortgaged Property. An encroachment shall not be deemed material if the title insurer issuing the policies described in
Section 4.7 hereof shall issue an endorsement to the applicable policy in form and substance satisfactory to the Bank insuring the Bank against any loss or damage, including attorney's fees, arising out of or related to such encroachment). This subsection (n) shall not apply to the existing encroachment(s) reflected on the surveys of the Mortgaged Property insured under the policies described in Section 4.7 delivered by the Borrower to the Bank; or

               o) If the improvements now or hereafter initiated on the Mortgaged Property, or any part thereof, in the judgment of the Bank, be materially injured or destroyed by fire or other cause and not have been promptly repaired or restored; or

               p) If the Bank or the Bank's representative be not permitted, at all reasonable times after reasonable notice, to enter upon the Mortgaged Property, to inspect the improvements and the construction thereof and all materials, supplies, chattels, fixtures, machinery and equipment used or to be used in the construction of the Projects and to examine all detailed plans, shop drawings, and specification which are or may be kept at the site of the improvements, or if the Borrower shall fail to furnish to the Bank or the Bank's authorized representative, when requested, copies of such detailed plans, shop drawings and specifications (for the purposes of this subsection (p), the requirement of reasonable notice shall be met if such written notice is provided to the Borrower or such Guarantor at least four (4) days before the date on which the Bank has scheduled the inspection described in the notice); or

               q) If any of the materials, supplies, chattels, fixtures, machinery or equipment used in the construction of the improvements or appurtenances thereto or to be used in the operation thereof be not in accordance with the Plans and Specifications as approved by the Supervisory Architect and the Bank, unless any substitutions therefor or variations therein have been waived or approved in writing by said parties; or

          r) If the Projects not be substantially completed on or before the date fixed for substantial completion as set out in Section 2.39 hereof.

     9.2  Remedies.

          9.2.1 Remedies After Written Notice and Opportunity to Cure. Upon the occurrence of an event specified in Section 9.1, and after ten (10) days written notice thereof from the Bank to the Borrower and/or a Guarantor, as the case may be, with respect to monetary defaults and thirty (30) days written notice with respect to non-monetary defaults or such longer cure period as is provided in
Section 9.1 above, the Bank shall have, in addition to any rights otherwise existing, the following rights and remedies: all sums theretofore advanced under the Notes with all accrued interest thereon shall at the option of the Bank become immediately due and payable, or, without waiving the Bank's rights at any time thereafter to elect to declare all sums advanced with all accrued interest to be due and payable, the Bank may undertake to perform any and all work and labor necessary to complete the Projects in accordance with the Plans and Specifications as they may have been amended in compliance with this agreement and make such payments as may be required by the Mortgage. All sums so expended by the Bank, including any amount in excess of the principal amount of the Note, shall be deemed to have been paid to the Borrower and to be secured by the Mortgage. For this purpose, the Borrower hereby constitutes and appoints the Bank its true and lawful attorney-in-fact with full power of substitution to complete the work in the name of the Borrower, and hereby empowers such attorney
(i) to use any funds of the Borrower, including any funds which may remain unadvanced under the Construction Note and hereunder for the purpose of continuing the Project in the manner called for by the Plans and Specifications, as they may have been amended in compliance with this agreement, or paying, settling or compromising all existing bills and claims which are or may be liens against the Mortgaged Property on which the Projects are to be constructed, or as may be necessary or desirable for the continuation of the work, or for the clearance of title, or paying, for the account of the Borrower, any amounts payable by the Borrower under the Mortgage; (ii) to make such additions and changes and corrections in the Plans and Specifications as may be necessary or desirable to complete the Projects; (iii) to employ such contractors, subcontractors, agents, architects and inspectors as shall be required for such purpose; and (iv) to execute all applications and certificates in the name of the Borrower which may be required by any of the contract documents and to do any and every act which the Borrower might do in its own behalf. Such appointment shall be deemed to be coupled with an interest which cannot be revoked. Such attorney-in-fact shall also have power to prosecute and defend all actions or proceedings in connection with the Mortgaged Property and to take such action and require such performance as it deems necessary. The Borrower hereby assigns and quit claims to the Bank all sums to be advanced under the Construction Note and Mortgage and hereunder (together with any interest in respect thereof), conditioned upon the use of such sums as provided in this section, such assignment to become effective, however, only in case of the Borrower's default.

          9.2.2 Forbearance of Remedies Upon Default. The Bank will not exercise any right, power or remedy with respect to any default hereunder until the expiration of any grace period provided with respect thereto. The Bank will not exercise any right, power or remedy in subsection 9.2.1 hereof, if the Bank shall have been provided with information or evidence satisfactory to the Bank
(i) that the default has been cured and adequate compensation has been made for all damages occasioned by the default; or (ii) that the Borrower or the Guarantor, as the case may be, intends to cure any non-monetary default, so that the same can be and will be cured expeditiously and in no event more than thirty
(30) days after the date of such default or the date of the occurrence which ripened into a default by passage of time, whichever shall first occur, or such longer cure period as may be provided under Section 9.1, and that adequate provision has been made for any damage which might be occasioned by the default. (The undertaking of a "Permitted Contest" as defined in and pursuant to the terms of the Mortgage by the Borrower or a Guarantor shall be deemed by the Bank as satisfactory evidence that the Borrower or such Guarantor intends to cure any such default.)

          9.2.3 No Duplication of Notice or Cure Periods. Notwithstanding anything to the contrary set forth in Sections

9.2.1 and 9.2.2 above, the parties hereto expressly agree that any written notice delivered by the Bank pursuant to and in accordance with the provisions of Section 9.1 hereof shall satisfy the notice requirement set forth in Section
9.2.1 above and that no provision of Section 9.2.1 above shall increase or extend the period for cure of any default established in Section 9.1 hereof.

          9.2.4 Appointment of a Receiver. If an event of default shall have occurred hereunder and be continuing beyond the period, if any, allowed herein or in the applicable Loan Document for cure of such default, the Bank shall, as a matter of right, be entitled to the appointment of a receiver or receivers for all or any part of the Mortgaged Property as the Bank shall determine appropriate, whether such receivership is incidental to a proposed sale of the Mortgaged Property or any part thereof or otherwise, and Borrower and each Guarantor hereby consent to the appointment of such receiver(s) and shall not oppose any such appointment. It is expressly agreed and acknowledged by the Borrower and each Guarantor that, with respect to the issue of the Bank's entitlement to appointment of a receiver or receivers for the Mortgaged Property or any part thereof, the Bank's determinations as to the existence of an event of default hereunder and as to the timeliness of cure of any such default shall be conclusive against Borrower and each Guarantor, notwithstanding any dispute thereof by the Borrower or any Guarantor. It is the express intention of the Bank, the Borrower and each Guarantor that the receiver(s) be appointed by the Court promptly upon application of the Bank and exercise all duties incident to such appointment pending resolution of the dispute, if any, between the Bank, the Borrower and/or any Guarantor as to the existence of an event of default hereunder, the timeliness of cure of any such default, or the exercise by the Bank of the rights and remedies reserved to the Bank hereunder and under the Loan Documents. Any application by the Bank seeking appointment of a receiver for any or all of the Mortgaged Property shall be filed only in conjunction with the filing of an action for debt and foreclosure against Borrower, Guarantor, or any of them, but such application shall be determined by the Court independently of such debt and foreclosure action.

      10. SUPERVISORY ARCHITECT. The Borrower agrees that the Bank shall have the right to appoint an individual with professional qualifications acceptable to the Bank licensed in the U.S. Virgin Islands to act as the Bank's Supervisory Architect for the purpose of providing to the Bank the services relegated to the Supervisory Architect under this Agreement. In order to enable the Supervisory Architect and his representatives conveniently to perform their duties to the Bank, the Borrower agrees to cooperate with him and to cause the Borrower's architect and contractor, and the employees or subcontractors of each of them, to cooperate with the Supervisory Architect, and, upon his request, to furnish him whatever he may consider necessary or useful in connection with the performance of his duties aforesaid including, without limiting the generality of the foregoing, true copies of working detains, shop drawings and the Plans and Specifications and details thereof, samples of materials, licenses, permits, relevant certificates of public authorities, applicable zoning ordinances and building codes. If the Supervisory Architect shall be, or for any reason become, disqualified or unable to continue to act as such, or if his services are terminated, the Bank may appoint a successor Supervisory Architect and any such successor shall have the same duties to the Bank and shall be entitled to the same cooperation as if it had originally been named herein as Supervisory Architect. The Borrower acknowledges that the duties of the Supervisory
Architect run solely to the Bank, and that in such capacity the Supervisory Architect shall have no obligations or responsibilities whatsoever to the Borrower or to any of the Borrower's agents, employees or contractors.

      11. RELATIONSHIP OF PARTIES, INDEMNIFICATION. It is agreed between the parties hereto that Borrower has selected or will select all architects, engineers, contractors, subcontractors, materialmen, as well as all others furnishing services or materials for the construction of the Projects and the Bank has, and shall have, no responsibility whatsoever for them or for the quality of their materials or workmanship, it being understood, that the Bank's sole function is that of lender and the only consideration passing from the Bank to Borrower is the Construction Loan proceeds in accordance with and subject to the terms of this Agreement. It is also agreed that Borrower shall have no right to rely on any procedures required by the Bank herein, such procedures being for the sole protection of the Bank as lender and no one else. Borrower and each Guarantor hereby agree to hold and save the Bank harmless and indemnify it against and from claims of any kind of any persons, including, but without limiting the generality of the foregoing, employees of Borrower or any Guarantor, the contractor, and subcontractors constructing the Projects and any of their respective employees, any tenant of Borrower or any Guarantor, any subtenant or concessionaire of any such tenant, the employees and business invitees of any such tenant, subtenant or concessionaire, and any federal or territorial governmental authority or agency, arising from or out of the construction, use, occupancy, or possession of the Mortgaged Property. The obligations of the Borrower and each Guarantor under this Section shall survive payment and cancellation of the Notes and satisfaction and release of the Loan Documents.

     12. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been property served if hand delivered or mailed by United States registered mail, postage prepaid, addressed to the Borrower or a Guarantor at its respective address set forth in the beginning of this Agreement, or at such other address as such party shall have furnished to the Bank in writing.

     13. LOAN EXPENSES. The Borrower agrees to pay all expenses arising in connection with the closing of the Loans and the making of advances hereunder and under the Notes, the Mortgages or other Loan Documents, including, without limitation, title insurance company charges, Bank's attorney's fees, appraisal fees, survey charges, inspection fees, recording charges and taxes and any brokerage commissions, as well as all expenses (including reasonable legal expenses and attorney's fees) of every kind of or incidental to the collection or enforcement of this Agreement, the Notes and the Loan Documents; and the Borrower and each Guarantor shall indemnify the Bank against all reasonable claims for such fees, charges and commissions arising in connection with the transaction contemplated by this Agreement.

     14. SUBORDINATE FINANCING. Neither the Borrower nor any Guarantor shall be permitted to obtain subordinate financing secured by any part of the Mortgaged Property without the express written consent of the Bank except as permitted pursuant to Section 8.1 hereof.

     15.  GRANTING OF LEASEHOLD  INTERESTS.  Notwithstanding  the  provisions of
Section 8 hereof or the provisions of any agreement described in Subsection (b) below now or hereafter executed, and so long as no event of default shall exist hereunder of which the Borrower or any Guarantor has been given written notice, the

Borrower or any Guarantor may from time to time grant leasehold interests in or modify any lease now or hereafter entered into affecting any portion of the Mortgaged Property without the prior written approval of the Bank, subject to compliance with the following conditions:

               a) The terms, rental rates and landlord concessions set forth in the lease agreement as modified shall reflect market conditions prevailing at the time of commencement of the lease term or at the time of modification, as the case may be; and

               b) The tenant shall execute a subordination, nondisturbance and attornment agreement in form and substance satisfactory to the Bank and its counsel or the lease agreement with such tenant shall contain self-effectuating subordination, nondisturbance and attornment provisions first approved by the Bank and its counsel.

     16. NO WAIVER; REMEDIES CUMULATIVE. No failure to exercise and no delay in exercising any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and are not exclusive of any other remedies set forth in the Notes and the Loan Documents or otherwise provided by law.

     17.  ASSIGNMENTS.

               a) This Agreement shall be binding upon and inure to the benefit of the Borrower and the Bank and their respective successors and assigns, except that neither the Borrower nor any Guarantor may assign or transfer all or any part of their rights or obligations hereunder without the prior written consent of the Bank. The Bank may assign or otherwise transfer all or any part of its rights hereunder, and the Bank expressly reserves the right to seek participation in the Loans on such terms and conditions as are more fully described in Section 1 of the Commitment Letter issued by the Bank and accepted by the Borrower on June 27, 1996 (the "Commitment Letter") and such other terms and conditions as the Bank shall deem appropriate or advisable in its sole discretion.

               b) For the purposes of this Agreement, the term "Bank" shall, where the context so admits, include the successors and assigns of the Bank.

     18. FURTHER ASSURANCES. Borrower and each Guarantor will execute, acknowledge and deliver all such instruments and take all such actions as the Bank from time to time may reasonably request for the better assurance to the Bank of the Mortgaged Property and each part thereof and all rights now or hereafter granted or intended to be granted to the Bank hereunder or under any of the Notes or Loan Documents.

     19.  MISCELLANEOUS.

               a) This Agreement shall be construed and enforced in accordance with and governed by the laws of the United States Virgin Islands.

               b)  This  Agreement  may  be  changed,   waived,   discharged  or
terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

               c) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto.

               d) Except where specified otherwise herein the terms and symbols "DOLLARS", "Dollars" or "$" shall mean lawful currency of the United States of America.

               e) The term "Leases" as used in this Agreement means each and every existing lease and occupancy agreement described on Schedules "A","C", "F" and "H" hereto or otherwise relating to any part of the Mortgaged Property, any and all lease and occupancy agreements hereafter entered into by the Borrower or any Guarantor relating to any part of the Mortgaged Property, and all modifications and amendments thereto, extensions thereof and substitutions therefor.

               f) The term "Loans" as used in this Agreement means the installment Loan, the Term Loan, the Line of Credit and the Construction Loan.

               g) The term "Mortgaged Property" as used in this Agreement means all and every part of the "Borrower Property", the "RHP Property", the "GOC Property", the "FMP Property", and all real property rights and interests appurtenant thereto and any other real or personal property encumbered as security for the Loans.

               h) The term "Notes" as used in this Agreement means the installment Loan Note, the Term Note, the Line of Credit Note and the Construction Loan Note.

               i) All accounting required of or by the Borrower shall be in accordance with the Generally Accepted Accounting Principles (GAP) applied on a consistent basis throughout the period of account.

               j) The headings in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof.

               k) Any conflict, inconsistency, or ambiguity in any of the Loan Documents or in the Commitment Letter from the Bank to the Borrower dated June 27, 1996, as revised, with this Agreement, other than the Notes, shall be resolved or interpreted in accordance with the provisions of this Agreement. The Notes shall each be interpreted and enforced strictly in accordance with their respective terms.

               1) The Bank, at its option, may announce and publicize the source of the Loans contemplated by this Agreement in such manner as the Bank may from time to time elect, including without limitation the placement of signs for display upon the Mortgaged Property or any part thereof upon which any of the Projects are located. All such signs shall be provided at the expense of the Bank and the Borrower and the Guarantors agree to cause such sign(s) to be displayed in a prominent and suitable location upon the portion of the Mortgaged Property designated by the Bank upon any of which the Projects are located. All signage provided by the Bank shall be subject to approval of the Historic Preservation Commission to the extent such Commission has jurisdiction over the location designated by the Bank for display of such signage. Upon repayment of the Loans, the Borrower's and the Guarantors' obligations under this Section 18(1) shall terminate.

     IN WITNESS WHEREOF, the parties have caused these presents to be executed as of the date first above written.

IN WITNESS:                            H.E. LOCKHART
                                       MANAGEMENT, INC.



 .........................              By:......................
                                          John P. de Jongh, Jr.
                                          President
 .........................


A T T E S T:                           [S E A L]



By:......................
   Cornel A. Williams
   Secretary


IN WITNESS                            BANCO POPULAR DE PUERTO
                                      RICO


 .........................             By:......................
                                          Valentino I. McBean
                                          Sr. VP & Regional
                                          Administrator
 .........................                 P.O. Box 8580
                                          St. Thomas, VI 00801

                                     JOINDER

      The undersigned Guarantors join in this Agreement for the purpose of certifying to the Bank the accuracy of each representation and warranty of such Guarantor set forth in Section 1 of this Agreement and do hereby acknowledge, consent to and agree to be bound by each and every term, provision and condition of this Agreement insofar as the same is applicable to such Guarantor.

IN WITNESS:                            RED HOOK PLAZA, INC.


 .........................              By:......................
                                          John P. de Jongh, Jr.
                                          President
 .........................

A T T E S T:                           [S E A L]


By:......................
   Cornel A. Williams
   Secretary


IN WITNESS                            GOLDEN ORANGE CENTERS, INC.


 .........................             By:......................
                                          John P. de Jongh, Jr.
                                          President

A T T E S T:                           [S E A L]



By:......................
   Cornel A. Williams
   Secretary

IN WITNESS                            GOLDEN ORANGE CENTERS, INC.


 .........................             By:......................
                                          John P. de Jongh, Jr.
                                          President

A T T E S T:                           [S E A L]


By:......................
   Cornel A. Williams
   Secretary

IN WITNESS                            THE LOCKHART COMPANIES
                                      INCORPORATED


 .........................             By:......................
                                          John P. de Jongh, Jr.
                                          President


A T T E S T:                           [S E A L]


By:......................
   Cornel A. Williams
   Secretary


Schedule "A":          Borrower Lease Schedule
Schedule "B":          Description of Borrower Property
Schedule "C":          RHP Lease Schedule
Schedule "D":          Description of Grishman Encumbrance
Schedule "E":          Description of RHP Property
Schedule "F":          GOC Lease Schedule
Schedule "G":          Description of GOC Property
Schedule "H":          FMP Lease Schedule
Schedule "I":          Description of FMP Property
Schedule "J":          Amortization Schedule - Installent Loan
Schedule "K":          Amortization Schedule - Term Loan
Schedule "L":          Amortization Schedule - Construction Loan